Exhibit 10.1
EXHIBIT 2.13(d)
NOTE
[Date]
     The Shaw Group Inc., a Louisiana corporation (the “Borrower”), promises to pay                                                              (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of BNP Paribas, [                                        ], together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the applicable Facility Termination Date.
     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.
     This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of [___] (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrower, the lenders party thereto, including the Lender and BNP Paribas, as an Issuer and as Agent. Reference is hereby made to this Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Subject to Section 10.15 of the Credit Agreement, this Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

THE SHAW GROUP INC.
By:
Name:
Title:

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
TO
NOTE OF                     ,
DATED                     ,

Principal
	Principal	Maturity of	Amount	Unpaid
Date	Amount of Loan	Interest Period	Paid	Balance

EXHIBIT 2.21
FORM OF LENDER ADDENDUM
LENDER ADDENDUM
          Reference is made to the Amended and Restated Credit Agreement dated as of [___], 2009 (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) among The Shaw Group Inc., a Louisiana corporation (the “Borrower”), the lenders party thereto and BNP Paribas, as Agent for the Lenders and as an Issuer. Terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Credit Agreement.
          Subject to the effectiveness of the amendment and restatement of the Existing Facility, upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 2.21 and Section 15.7 of the Credit Agreement, the undersigned (i) to the extent not already a Lender, hereby becomes a Lender under the Credit Agreement and (ii) shall have Facility LC Commitments (including, if the undersigned is already a Lender, its Facility LC Commitment before giving effect hereto) in an aggregate amount equal to $                    , effective as of the date of acceptance specified below. To the extent that the undersigned is already a Lender under the Credit Agreement, the Facility LC Commitments on this Lender Addendum shall supersede its previous Facility LC Commitments under the Credit Agreement.
          This Lender Addendum shall be construed in accordance with and governed by the law of the State of New York. This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of ___.

[NAME OF LENDER]
By:
Name:
Title:

Accepted and agreed this ___ day of [                    ]:

THE SHAW GROUP INC.

By:

Name:
Title:

BNP PARIBAS, as Agent

By:

Name:
Title:

By:

Name:
Title:

EXHIBIT 6.1(d) COMPLIANCE CERTIFICATE
[date]

To:	The Lenders party to the Credit Agreement Described Below
     This Compliance Certificate is furnished pursuant to that certain Amended and Restated Credit Agreement dated as of [___] (as amended, modified, renewed or extended from time to time, the “Agreement”) among The Shaw Group Inc., a Louisiana corporation (the “Borrower”), the lenders party thereto and BNP Paribas, as Agent for the Lenders and as an Issuer. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings attributed to them in the Agreement.
     THE UNDERSIGNED HEREBY CERTIFIES THAT:
     1. I am the duly elected chief financial officer of the Borrower.
     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.
     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.
     4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.
     6. Schedule II attached hereto sets forth the various reports and deliveries which are required at this time under the Agreement, the Collateral Documents and the other Loan Documents and the status of compliance.
     Described below are the exceptions, if any, to paragraph 3 listing the nature and stating the condition or event which constitutes a Default or Unmatured Default, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

     The foregoing certifications, together with the schedules attached hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this                      day of                                         , ___.

The Shaw Group Inc.
By:
Name:
Title:

SCHEDULE I TO COMPLIANCE CERTIFICATE
Compliance as of                     , ___ with
Provisions of Section 6.22 of the Agreement

SCHEDULE II TO COMPLIANCE CERTIFICATE
Reports and Deliveries Currently Due

EXHIBIT 6.1(l)
BACKLOG REPORT
SHAW GROUP, INC.
MAJOR PROJECTS CONSOLIDATED PROGRESS TO DATE
As of
Includes Projects with $10 million or More in Backlog
($ in 000’s)

											COSTS & EARNINGS	BILLINGS
		PROJECT	PROJECT		FORECASTED	TOTAL	TOTAL	EARNED	COSTS TO	EARNED	IN EXCESS	IN EXCESS OF
CUSTOMER	BUSINESS	LOCATION	SCOPE	FIRM	REVENUE	COSTS	GROSS MARGIN	REVENUE	DATE	GROSS MARGIN	OF BILLINGS	COSTS & EARNINGS

EXHIBIT 12.3.1 ASSIGNMENT AGREEMENT
     This Assignment Agreement (this “Assignment Agreement”) between ___ ___(the “Assignor”) and ___ (the “Assignee”) is dated as of ___, 20___. The parties hereto agree as follows:
     1. PRELIMINARY STATEMENT. The Assignor is a party to an Amended and Restated Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the “Credit Agreement”) described in Item 1 of Schedule 1 attached hereto (“Schedule 1”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.
     2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents relating to the facilities listed in Item 3 of Schedule 1. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.
     3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the “Effective Date”) shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Agent) after this Assignment Agreement, together with any consents required under the Credit Agreement, are delivered to the Agent. In no event will the Effective Date occur if (i) the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date and (ii) the payment of the recordation fee, described in Section 5 of this Assignment Agreement, is not made to the Agent on or before the Effective Date. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, the Effective Date will not occur unless the Assignee delivers to the Borrower and the Agent concurrently with the Effective Date two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI (or replacement or successor forms, as the case may be), certifying in either case that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.
     4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Outstanding Credit Exposure hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest, Reimbursement Obligations and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Credit Extensions and fees received from the Agent which relate to the portion of the Commitment or Outstanding Credit Exposure assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.
     5. RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.
     6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR’S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and (iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Credit Extensions or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Credit Extensions or the Loan Documents.
     7. REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the

Assignee’s non-performance of the obligations assumed under this Assignment Agreement, and (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.
     8. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of New York and the United States of America.
     9. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.
     10. COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.
     IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.

SCHEDULE 1 to Assignment Agreement

1.	Description and Date of Credit Agreement: Amended and Restated Credit Agreement dated as of [____], 2009 among The Shaw Group Inc., the lenders party thereto, and BNP Paribas, as Agent

2.	Date of Assignment Agreement:	, 20

3.	Amounts (As of Date of Item 2 above):

		Revolving Credit	Facility LC
		Commitment	Commitment
		([2010/2011/2012]	([2010/2011/2012]
		Commitment)1	Commitment)2
a.	Assignee’s percentage of each Facility purchased under the Assignment Agreement*	%	%
b.	Amount of each Facility purchased under the Assignment Agreement*	$	$

4. Assignee’s ([2010/2011/2012])3 Commitment (or Outstanding Credit Exposure with respect to terminated Commitments) purchased hereunder:		$	$

5.	Proposed Effective Date:	, 20

6.	Non-standard	Recordation	Fee
	Arrangement	N/A**
[Assignor/Assignee
to pay 100% of fee]
Accepted and Agreed:

[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE]

By:	By:
Name:	Name:
Title:	Title:

1	Insert appropriate designation for the assigned Commitment.

2	Insert appropriate designation for the assigned Commitment.

3	Insert appropriate designation for the assigned Commitment.

ACCEPTED AND CONSENTED	ACCEPTED AND CONSENTED
TO *** BY	TO*** BY

The Shaw Group Inc.	BNP Paribas, as Agent and as Swing Line
Lender

By:	By:
Name:	Name:
Title:	Title:

*	Percentage taken to 10 decimal places

**	If fee is split 50-50, pick N/A as option

***	Delete if not required by Credit Agreement

Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT
ADMINISTRATIVE INFORMATION SHEET
Attach Assignor’s Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee
(Sample form shown below)
ASSIGNOR INFORMATION
Contact:

Name:	Telephone No.:

Fax No.:	Telex No.:

Answerback:

Payment Information:

Name & ABA # of Destination Bank:

Account Name & Number for Wire Transfer:

Other Instructions:

Address for Notices for Assignor:

ASSIGNEE INFORMATION
Credit Contact:

Name:	Telephone No.:

Fax No.:	Telex No.:

Answerback:

Key Operations Contacts:

Booking Installation:	Booking Installation:

Name:	Name:

Telephone No.:	Telephone No.:

Fax No.:	Fax No.:

Telex No.:	Telex No.:

Answerback:	Answerback:

Payment Information:

Name & ABA # of Destination Bank:

Account Name & Number for Wire Transfer:

Other Instructions:

Address for Notices for Assignee:

AGENT INFORMATION
     Assignee will be called promptly upon receipt of the signed agreement.

Initial Funding Contact:	Subsequent Operations Contact:

Name:	Name:
Telephone No.: ( )	Telephone No.: ( )
Fax No.: ( )	Fax No.: ( )
BNPP Telex No.:
Initial Funding Standards:
Libor — Fund 2 days after rates are set.
BNPP Wire Instructions:
Address for Notices for BNP:

Schedule 2.19
SPECIFIC TERMS IN THIS SCHEDULE HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (* * *).

Issue
LC Number	Beneficiary	Date	O/S at 9/24/09
HACH57467OS	***	10/20/03	***
91888187	***	2/24/06	***
91901592	***	3/26/08	***
27680	***	10/4/02	***
HACH80939OS	***	8/5/04	***
91883633	***	6/23/05	***
227637	***	5/31/02	***
BMCH122992OS	***	3/13/06	***
91907530	***	3/23/09	***
91907770	***	4/3/09	***
91908673	***	6/4/09	***
91907875	***	4/9/09	***
91903858	***	11/3/08	***
91908336	***	5/12/09	***
BMCH117959OS	***	11/22/05	***
BMCH117960OS	***	11/22/05	***
91891195	***	8/1/06	***
91892913	***	11/28/06	***
91901482	***	3/20/08	***
HACH77187OS	***	6/21/04	***
91908227	***	5/4/09	***
91904506	***	10/2/08	***
91886173	***	11/17/05	***
91887810	***	2/2/06	***
91907492	***	3/20/09	***
91908229	***	5/6/09	***
91908228	***	5/4/09	***
91907776	***	4/3/09	***
91907791	***	4/6/09	***
91907873	***	4/9/09	***
91902631	***	6/19/08	***

Issue
LC Number	Beneficiary	Date	O/S at 9/24/09
91901613	***	3/28/08	***
HACH59228OS	***	11/17/03	***
HACH982501S	***	3/20/02	***
BMCH173895OS	***	5/3/07	***
BMCH202202OS	***	1/4/08	***
91904825	***	10/21/08	***
91894600	***	2/5/07	***
91909517	***	7/30/09	***
91909516	***	7/30/09	***
91906533	***	1/16/09	***
91905820	***	12/15/08	***
91910098	***	9/3/09	***
SM219893W	***	5/12/06	***
91888738	***	3/27/06	***
91894233	***	1/12/07	***
91906633	***	1/21/08	***
91895326	***	3/22/07	***
91888341	***	3/3/06	***
91900951	***	2/12/08	***
91899046	***	10/23/07	***
91901323	***	3/7/08	***
SM221617W	***	8/25/06	***
91897360	***	7/11/07	***
91897529	***	7/23/07	***
91898511	***	9/20/07	***
91898509	***	9/20/07	***
91898510	***	9/20/07	***
91898508	***	9/20/07	***
91908819	***	6/15/09	***
91908820	***	6/15/09	***

***

Schedule 5.7
Litigation and Contingent Obligations

CASE NAME	TYPE ACTION/STATUS	LOCATION
Stone & Webster, Inc. v. MHI (Wolf Hollow)	S&W filed an arbitration claim for breach of contract against MHI regarding equipment and services provided by MHI on the Wolf Hollow Project. MHI filed a counterclaim alleging S&W improperly drew down MHI’s letter of credit, has withheld payments due MHI, damaged MHI’s turbine and caused MHI to incur additional overhead for which S&W is responsible. The arbitration hearing took place in May 2005. In November 2007, the tribunal issued a partial award in S&W’s favor with an issue regarding liquidated damages still awaiting resolution by the Tribunal.	Arbitration in New York, NY

HPD, LLC v. Shaw Constructors, Inc.	HPD sought a declaratory judgment naming terms of an unexecuted subcontract with SCI, and subsequently filed an arbitration demand for breach of contract. SCI denies HPD’s allegations and asserts that HPD has improperly withheld payments due SCI, delayed and disrupted SCI’s work, and failed to compensate SCI for out-of-scope work.	Arbitration in Atlanta, GA

Stone & Webster Asia, Inc. v. Taiwan Power Company	SWAI initiated an arbitration proceeding against TPC in which SWAI has demanded an increase of a contractual target price, payments from TPC for various claims and return of the letter of credit (LOC) proceeds. TPC denies SWAI’s entitlement to the majority of the claimed amounts and has filed a counterclaim alleging some defective work and that SWAI failed to complete work. The arbitration Tribunal ruled substantially in SWAI’s favor and TPC is now challenging that award in the Taiwan courts.	Arbitration in Taipei, Taiwan

Shaw Group UK Limited v. CB&I John Brown Limited	This is a construction subcontract dispute between CB&I and Shaw in connection with the construction of a liquefied natural gas terminal in England. Shaw is pursuing several claims against CB&I including delay and disruption damages and lost profits. CB&I filed a counterclaim seeking damages for the alleged cost to complete work removed from Shaw’s scope and which Shaw allegedly abandoned.	Arbitration, London, England

Stone & Webster, Inc. v. Public Service Company of Colorado d/b/a Xcel Energy and Xcel Energy Inc.	S&W filed suit against PSCo and Xcel for contractual and settlement disputes including delay, disruption and owner interference claims in connection with the construction of a power generation plant in Colorado. PSCo filed a counterclaim against S&W including claims alleging liquidated damages and costs to complete work removed from S&W’s scope.	Colorado

La. State Revenue Department v. The Shaw Group Inc.	The LDR filed a collection suit against Shaw for additional franchise taxes for 2001 and 2002 and for additional corporate income taxes for the same years. Shaw disagrees with LDR’s assessment and asserts, among other things, that its actual tax liability is consistent with the tax liability on its Louisiana tax returns as filed and, alternatively, LDR’s interpretation and enforcement of the Louisiana franchise tax laws is unconstitutional.	Louisiana

Schedule 5.8
THE SHAW GROUP INC.®
AND ITS SUBSIDIARIES AND AFFILIATES
SCHEDULE OF GENERAL CORPORATE INFORMATION

			Percentage
	Jurisdiction of		Ownership
Name of Entity	Organization	Ownership/Shareholder(s)	Interest	Place(s) of Business
Accelerated Remediation Company, A Portage Shaw LLC	New Mexico (12/22/2003)	Shaw Environmental, Inc.	49%	207 Los Alamos Highway Espanola, New Mexico 87532

(Commonly referred to as “ARC.”) (Note: JV outgrowth of Shaw’s SBA-approved Mentor-Protégé Agreement with Portage.)		Portage Environmental, Inc.	51%

ACL Piping, Inc. (Dormant. Not Operating.)	Texas (04/22/1996)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Aiton & Co Limited (Formed on 06/1/1998 as PINCO 1072 Limited; Changed name to Aiton & Co Limited on 06/12/1998) (NOTE: Dormant. Not Operating)	England & Wales Private Limited Company (06/01/1998)	Shaw Group UK Limited	100%	Stores Road Derby, Derbyshire DE21 4BG

American Eagle Asset Management, LLC	Delaware (12/12/2004)	Shaw Infrastructure, Inc. C.E.I. Investment Corp.	50% 50%	200 Pratt Street Meriden, Connecticut

			Percentage
	Jurisdiction of		Ownership
Name of Entity	Organization	Ownership/Shareholder(s)	Interest	Place(s) of Business
American Eagle Communities, LLC	Delaware (03/26/2004)	Shaw Infrastructure, Inc.	50%	1717 Pennsylvania Avenue, NW Washington, D.C. 20006

(Effective as of 08/15/2005, American Eagle Communities, L.L.C., a Louisiana LLC (formed on 10/25/2002) owned 50% by Shaw Infrastructure, Inc. and 50% by CEI Investment Corp. was merged into American Eagle Communities, LLC (a Delaware entity owned by the same parties) and ceased to exist.)		C.E.I. Investment Corp.	50%

American Eagle Communities Midwest, LLC (Cancellation Filed 10/3/2008)	Delaware	Shaw Ft. Leonard Wood Housing, L.L.C. (Formerly C.E.I.I. Midwest Management, LLC (a Non-Shaw owned Delaware LLC) owned 50%)	100% (Formerly owned 50% and CEI owned 50%)	4171 Essen Lane Baton Rouge, La. 70809

American Eagle Communities Midwest, L.L.C.	Texas (05/20/03)	American Eagle Communities, LLC	90%	10455 North Central Expressway, Suite 109-248
NOTE: TO BE DISSOLVED		Hensel Phelps Construction Co. 420 Sixth Avenue Greeley, Colorado 80632	10%	Dallas, Texas 75231 (972) 272-3696

American Eagle Constructors, LLC	Delaware (12/13/2004) .	Shaw Infrastructure, Inc. C.E.I. Investment Corp.	50% 50%	1717 Pennsylvania Avenue, NW Suite 900 Washington, D.C. 20006

American Eagle Design-Build Studio LLC	Delaware (06/10/2004)	Shaw Infrastructure, Inc.	50%	200 Pratt Street Meriden, Connecticut

(On 02/24/2005 changed its name to American Eagle Design-Build Studio, LLC from formation name of American Eagle Design Studio LLC)		C.E.I. Investment Corp.	50%

Percentage
	Jurisdiction of		Ownership
Name of Entity	Organization	Ownership/Shareholder(s)	Interest	Place(s) of Business
American Eagle Development, LLC	Delaware (12/13/2004)	Shaw Infrastructure, Inc. C.E.I. Investment Corp.	50% 50%	200 Pratt Street Meriden, Connecticut

American Eagle Gift Store, LLC	Delaware (0314/2005)	Shaw Infrastructure, Inc. C.E.I. Investment Corp.	50% 50%

American Eagle Marysville, LLC	Delaware (01/14/2005)	Shaw Infrastructure, Inc. CEI	50% 50%

American Eagle Northwest, LLC	Delaware (09/17/2004)	Shaw Northwest Housing, L.L.C.	50%	200 Pratt Street Meriden, Connecticut

		C.E.I. I. Northwest Management, LLC (a Delaware LLC)	50%

American Plastic Pipe and Supply, L.L.C.	Louisiana (05/23/2002)	EMCON/OWT, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Arlington Avenue E Venture, LLC	Delaware (11/02/2001) .	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Associated Valve, Inc. (Dormant. Not operating. )	Louisiana (06/05/1996)	Shaw Alloy Piping Products, Inc. (On 02/01/05, ownership transferred to Shaw APP from Shaw FVF, Inc. as a result of merger of Shaw FVF into Shaw APP.)	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Atlantic Contingency Constructors, LLC (On 08/18/2006 changed name to Atlantic Contingency Constructors, LLC from formation name of Atlantic Contingency Construction, LLC)	Louisiana (04/27/2006)	Shaw Environmental & Infrastructure, Inc. AECOM Government Services, Inc. [NOTE: Former 15% owner, PAE Government Services, Inc., voluntarily withdrew effective as of 05/08/2008]	60% [Shaw E&I’s interest increased from 45% to 60% effective as of 05/08/2008 when PAE / 15% owner voluntarily withdrew.] 40%	4171 Essen Lane Baton Rouge, Louisiana 70809

Badger® Licensing LLC The Badger name is Federally Registered with the U.S. PTO under No. 871,924. Shaw acquired rights thereto through an assignment filed on 08/06/03.	Delaware (04/17/2003)	Badger® Technology Holdings, L.L.C. Alkylation Licensing LLC (an ExxonMobile entity)	50% 50%

Badger® Technologies, L.L.C.	Louisiana (09/27/2002)	Stone & Webster Process Technology, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

The Badger name is Federally Registered with the U.S. PTO under No. 871,924. Shaw acquired rights thereto through an assignment filed on 08/06/03.				One Main Street, Suite 900 Cambridge, MA. 02142 Telephone: 617-494-7000 Fax.: 617-494-7258

Badger® Technology Holdings, L.L.C. The Badger name is Federally Registered with the U.S. PTO under No. 871,924. Shaw acquired rights thereto through an assignment filed on 08/06/03.	Louisiana (09/27/2002)	Badger® Technologies, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Beale Family Housing LLC	Delaware (___/2004)	Shaw Beale Housing, L.L.C. CEI	50% 50%

Bellefontaine Gas Producers, LLC	Delaware (07/09/1998)	EMCON/OWT, Inc. DTE Biomass Energy, Inc.	50% 50%	425 South Main, Suite 401 Ann Arbor, MI

Bellefontaie Leachate Services, LLC	Delaware (09/11/2000)	EMCON/OWT, Inc. DTE Biomass Energy, Inc.	50% 50%	400 S. El. Camino Real, Suite 1200 San Mateo, CA

Benicia North Gateway II, L.L.C. (Changed name on 05/20/02 to Benicia North Gateway II, L.L.C. from Benicia North Gateway , L.L.C.; Changed name on 05/01/02 to Benicia North Gateway, L.L.C. from formation name of Benecia, L.L.C.)	Louisiana (04/22/2002) (Formed under the name Benecia, L.L.C.)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

B.F. Shaw, Inc. (Note: Union Shop)	South Carolina (08/21/1987)	The Shaw Group Inc.	100%	366 Old Airport Road Laurens, South Carolina 29360-7636 Telephone: 864-682-4000 Fax: 864-683-4771

BNFL USA Group Inc.

(This is the Westinghouse Electric Company US subsidiary acquired in 10/2006. It is often referred to as Westinghouse Electric Company so it is also set forth below in this table under Westinghouse Electric Company / BNFL USA Group Inc.)
	Purpose: This is the US Westinghouse entity.

Brewster Street, LLC	Connecticut (10/15/2004)	Shaw Environmental Liability Solutions, LLC Pearson Consulting Group, Inc. PS Holdings Group LLC	33.33% 33.33% 33.33%	15 East Putnam Avenue, #3170 Greenwich, Ct. 06830

Camden Road Venture, LLC	Delaware (11/02/2001)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

C.B.P. Engineering Corp.	Illinois (03/16/1976)	Prospect Industries (Holdings), Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Chimento Wetlands, L.L.C.	Louisiana (04/22/2002)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Coastal Estuary Services, L.L.C.	Louisiana (07/28/2004)	Shaw Environmental & Infrastructure, Inc. CH2M Hill	50.1% 49.9%	4171 Essen Lane Baton Rouge, Louisiana 70809

Cojafex B.V.	The Netherlands (12/15/59) Company with limited liability incorporated under Dutch law.	The Shaw Group Inc.	100% (4 shares; Common stock; EUR 226,89 par value)	Blaak 22 3011 TA Rotterdam, Holland The Netherlands Telephone: 011- 31-102068080 Fax: 011-31-104122494

Convey All Bulk, L.L.C.	Alabama	Gottlieb, Barnett & Bridges, LLC	50%	Alabama

NOTE: Acquired as part of the GBB acquisition. To be dissolved	(05/03/2004)	Cowles, Murphy, Glover & Associates, LLP (non-Shaw)	50%

Disaster Response Solutions, L.L.C. (Not yet operating.) TO BE DISSOLVED.	Delaware (02/182003)	Shaw Environmental & Infrastructure, Inc. Black & Veatch Special Projects Inc. Michael Baker Jr., Inc. Kellogg Brown & Root Services Inc.	30% 25% 25 1/2% 19 1/2%	5885 Trinity Parkway, Suite 120 Centreville, Virginia 20120-1921

Eagle Industries, Inc. (Dormant. Not operating.)	Louisiana (01/26/1990)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

EDS Equipment Company, LLC (Changed name on 03/28/02 to EDS Equipment Company, LLC from formation name of DE&S Equipment Company, LLC)	Delaware 09/19/2002 Shaw Acquisition: As of 12/31/03, Shaw Transmission & Distribution Services, Inc. acquired the stock of parent company, Energy Delivery Services, Inc., from Duke Energy Global Markets, Inc.	Shaw Transmission & Distribution Services, Inc. (Effective 06/21/2006 Shaw Transmission & Distribution Services, Inc. acquired 100% ownership from Shaw Energy Delivery Services, Inc. (f/k/a Energy Delivery Services, Inc.)	100%	400 S Tyron Street Charlotte, NC 28201

EMCON/OWT, Inc. (Formed on 04/23/02 under the name Shaw Emcon, Inc.; Changed name on 05/22/02 to EMCON/OWT, Inc. from formation name of Shaw Emcon, Inc.)	Louisiana (04/23/2002)	Shaw Environmental & Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Emergency Response Services, LLC	Delaware (03/21/2006)	Shaw Environmental, Inc. URS Group, Inc.	50% 50%

Energy and Climate Advisors (Originally formed on 05/29/2007 by law firm Maples and Calder: Shaw and EEA acquired ownership from Maples and Calder on 06/14/2007.)	Cayman Islands (05/29/ 2007) Cayman Exempted Company with limited liability Limited by Shares	Shaw Capital (Cayman) EEA Cayman Limited	25,000 ordinary Class A shares 24,999 ordinary Class B shares	Registered Agent and Office: M&C Corporate Services Limited PO Box 309GT, Ugland House South Church Street, George Town, Grand Cayman, Cayman Islands

Envirogen, Inc. (Effective as of 03/26/2003, all of the stock o f Envirogen, Inc. was acquired by Shaw Environmental & Infrastructure, Inc.) (Has one (1) wholly owned subsidiary, MWR, Inc., a Michigan corporation, which Envirogen, Inc. acquired in 1996.) (Environgen, Inc. was previously publicly traded as a NASDAQ Small Call under the symbol ENVG) (IPO Date — 08/11/92).	Delaware (06/29/1988)	Shaw Environmental & Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Environmental Solutions (Cayman) Ltd.	11/22/2007 Cayman Islands	Environmental Solutions Holding Ltd.	100%	P. O. Box 10697 Concord Centre – 59 Maclendon Drive Grand Caymna KY1-1006 Cayman Islands Local Legal Counsel:
				Maples and Calder Paul Lumsden Maples Corporate Services Shari Seymour Shaw Local Contact: Debby Lee

Environmental Solutions of Ecuador S.A. Envisolutec	11/2006	Environmental Solutions Ltd	799 shares	Local Legal Counsel:
	Ecuador	Larry Giroux (Non-Shaw Owner /Principal of GEI Ltd.) (Ecuador law requires a minimum of 2 shareholders.)	1 share	Perez Bustamante & Ponce Mr. Juan Manual Marchan

Environmental Solutions Holding Ltd.	11/22/2007 Cayman Islands	GHG Solutions, Inc.	100%	P. O. Box 10697 Concord Centre – 59 Maclendon Drive Grand Caymna KY1-1006 Cayman Islands Local Legal Counsel:
				Maples and Calder Paul Lumsden Maples Corporate Services Shari Seymour Shaw Local Contact: Debby Lee

Environmental Solutions Ltd.	11/03/2006 Cayman Islands Formed as a shelf company on 11/03/2006 by Maples and Calder Corporate	Environmental Solutions (Cayman) Ltd.	100%	P. O. Box 10697 Concord Centre – 59 Maclendon Drive Grand Caymna KY1-1006 Cayman Islands Local Legal Counsel:
	Services Ltd. (“M&C”) and owned by M&C until acquired by Shaw E&I International Ltd. from M&C effective as of July 22, 2008.			Maples and Calder Carolyn Smith Paul Lumsden Maples Corporate Services Shari Seymour Shaw Local Contact: Debby Lee

Field Services Canada Inc.	Canada (08/29/2000)	Stone & Webster Canada L.P.	100%	Registered Office: Brunswick House 44
	New Brunswick, Canada		(Common Shares; $1.00 per share stated capital; No PV.)	Chipman Hill, Suite 1000

	Private Corporation (Effective 05/27/2005, changed jurisdictions to New Brunswick from original jurisdiction of Ontario.)			Saint John, NB E2L 4S6 2300 Yonge Street Toronto, Ontario M4P 2W6 Canada

Field Services, Inc.	Louisiana (08/22/2000) An entity used by E&C, and Fossil and Nuclear Divisions of the Power Group.	Stone & Webster, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Ft. Leonard Wood Management Company, L.L.C.	Louisiana (08/16/2007)	Shaw Ft. Leonard Wood Housing II, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

GHG Solutions, Inc. (Changed name to GHG Solutions, Inc. on 11/21/2007 from formation name of Shaw Nuclear Energy Holdings (US), Inc.)	Louisiana 07/13/2006	Shaw Environmental & Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

GFM Real Estate LLC	Louisiana 01/25/2007	Shaw Facilities, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Great Southwest Parkway Venture, LLC	Delaware (11/02/2001)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Greater Baton Rouge Ethanol, L.L.C.	Louisiana (11/16/2006)	Shaw Biofuels, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Gulf Coast Equipment Rental, Inc. (Dormant. Not Operating.)	Louisiana (05/09/1996)	The Shaw Group Inc.	100%	15556 Perkins Road Baton Rouge, LA 70810** 15556 (A,B,E,F) Perkins Road Baton Rouge, Louisiana 70810

				632 Santa Anna Drive Lake Charles, Louisiana 70611 4171 Essen Lane Baton Rouge, Louisiana 70809

Hanscom Family Housing, LLC (Changed name to Hanscom Family Housing, LLC on 04/22 /2004, from formation name of American Eagle Hanscom, LLC.)	Delaware (03/10/2004)	Shaw Hanscom Housing, L.L.C. AEH Management, LLC (a CEI Delaware LLC)	50% 50%	200 Pratt Street Meriden, Connecticut

HL Newhall II, L.L.C. (Changed name on 05/20/02 to HL Newhall II, L.L.C. from formation name of HL Newhall, L.L.C.)	Louisiana (04/22/2002) (Formed under the name HL Newhall, L.L.C.)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Holdings Manufacturas Shaw South America, C.A.	Venezuela	Shaw International, Inc. C.A. Manufacturas Shaw South America, C.A.	50% 50%	Zona Industrial Avenue Principal Maracaibo, Venezuela

Hydro Power Solutions LLC (Formation name: Energy Production Management LLC) NOTE: Dormant. Not operating.	Delaware (07/24/2001) Formed on 07/24/2001under the name of Energy Production Management LLC.	Shaw California, L.L.C. (GPHQ Holdings, (U.S.), LLC ceased to be a 50% member effective as of October 2005)	100%	3350 Monte Villa Parkway, Bothell, WA

Integrated Site Solutions, L.L.C.	Michigan (03/03/2005)	Shaw Environmental & Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, La. 70809 1413 Farmington Road Livonia, MI 48154

International Consultants, L.L.C.	Louisiana (07/12/2000)	Stone & Webster, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

(On 11/02/2005 changed name to International Consultants, L.L.C. from formation name of SWINC Acquisition Five, L.L.C.)

IT Holdings Canada, Inc.	New Brunswick, Canada (01/25/1999)	Stone & Webster Canada Holding One (N.S.), ULC	100%	44 Chipman Hill, 10th Floor St. John, N.B. E2L 4S6

Jernee Mill Road, L.L.C.	Louisiana (04/22/2002)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Kato Road II, L.L.C. (Changed name on 05/2002 to Kato Road II, L.L.C. from formation name of Kato Road, L.L.C.)	Louisiana (05/15/2002) (Formed under the name Kato Road, L.L.C.)	LandBank Properties, L.L.C.C.	100%	4171 Essen Lane Baton Rouge, LA 70809

KB Home/Shaw Louisiana LLC (On 11/30/2005 changed name to KB Home/Shaw Louisiana LLC from formation name of Rebuild LLC)	Delaware (11/22/2005)	Shaw Home Louisiana, Inc. KB Home New Orleans, Inc.	50% 50%

KIP I, L.L.C.	Louisiana (04/22/2002)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, LA 70809

LandBank Baker, L.L.C. (Changed name on 05/20/02 to LandBank Baker, L.L.C. from formation name of Shaw Baker, L.L.C.)	Louisiana (04/22/2002) (Formed under the name of Shaw Baker, L.L.C.)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, LA 70809

LandBank Properties, L.L.C. (Changed name on 05/20/02 to LandBank Properties, L.L.C. from formation name of Shaw Environmental Properties, L.L.C.)	Louisiana (04/22/2002) (Formed under the name Shaw Environmental Properties, L.L.C.)	The LandBank Group, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Leonard Wood Family Communities, LLC	Delaware (02/18/2005)	American Eagle Communities Midwest, LLC (Delaware entity)	90%	4171 Essen Lane Baton Rouge, LA 70809

		US Government	10%

LFG Specialties, L.L.C. (On 11/14/2002, acquired certain assets of LFG&E Internatinoal, Inc. (“LFG&E”) On 09/30/2004, acquired certain additional assets adn assumed certain liabilities of LFG&E)	Louisiana (05/23/2002)	EMCON/OWT, Inc.	100%	Findlay, Ohio

Liquid Solutions LLC	Delaware	Shaw Liquid Solutions LLC	50%
	(08/18/2004)	GE Liquid Solutions LLC (a non-Shaw party)	50%

Liquid Solutions (Bridgton), LLC	Delaware (04/12/2005)	Liquid Solutions LLC	100%

Little Rock Family Housing, LLC	Delaware	Shaw Little Rock Housing, L.L.C.	50%	200 Pratt Street Meriden, Connecticut

(On 04/22/04, changed name to Little Rock Family Housing, LLC from formation name of American Eagle Little Rock, LLC.)	(03/26/2004)	LRFH Management, LLC (non-Shaw Delaware LLC owned by CEI)	50%

Lone Star Fabricators, Inc. (Dormant. Not operating.)	Texas (01/09/1990)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809
Loring BioEnergy, LLC	Maine	Loring Management, LLC	100%	Loring Commerce Centre
	(09/04/2001)			154 Development Drive, Suite G Limestone, ME 04757

Loring Holdings, LLC (On 03/18/2005, changed	Maine (01/28/2005)	Shaw Consultants International, Inc. (f/k/a Stone &	45%	154 Development Drive, Suite G Limestone, ME 045757

name to Loring Holdings, LLC from formation name of Loring Holding Company, LLC)		Webster Management Consultants, Inc.)	10%
		Gahagan & Associates, LLC	45%

		JAC Group, LLC

Loring Management, LLC	Maine	Loring Holdings, LLC	100%	Loring Commerce Centre
	(01/28/2005)			154 Development Drive — Suite F Limestone, ME 04757

Manufacturas Shaw South America, C.A. (Before incorporated it was known as AFCA-Shaw-Formiconi and Shaw-Formiconi, C.A.)	Venezuela	Shaw International, Inc.	100%	Avenida Principal Zona Industrial Avenue Primera Etata Maracaibo, Zulia, Venezuela Telephone: 011582617360153
				Fax: 011 58-261-7360-160

Metuchen I, LLC	Delaware (07/03/1997)	LandBank Properties, L.L.C.	48%	141 Union Blvd., Suite 330
				Lakewood, CO

		Recycland, L.L.C.	48%

		2J, LLC	4%

Millstone River Wetland Services, L.L.C.	Louisiana (04/22/2002)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge,
				Louisiana 70809

Mississippi Space Services, LLC	Mississippi	Shaw Infrastructure, Inc. Computer Sciences Corporation	45% 55%	John C. Stennis Space Center Stennis Space Center, MS 39529

MWR, Inc. (Acquired on 03/26/03 by Shaw Environmental & Infrastructure, Inc. through the acquisition of its parent	Michigan (05/12/1986) (Formed on 05/12/86 under the	Envirogen, Inc.	100% $1.00 PV Common Stock (50,000	4171 Essen Lane Baton Rouge, Louisiana 70809

Envirogen, Inc. by Shaw Environmental & Infrastructure, Inc. Acquired by Envirogen, Inc. in 1996.)

(Formed on 05/12/86 under the name Midwest Waster Resource Management, Inc.; Changed name on 06/30/86 to Midwest Water Resource, Inc.; Changed name on 07/03/83 to present name of MWR, Inc.)

(12/21/88 Certificate of Assumed Name issued for name VAPORTECH, renewed on 10/08/93, expired 12/31/98.)
	name Midwest Water Resource Management, Inc.)		shares) $100 PV Preferred Stock (200 shares)

Northeast Plaza Venture I, LLC	Delaware	LandBank Properties, LL.C.	50%	141 Union Blvd., Suite 330,
	(09/06/2000)	17th Street Associates, LLC	50%	Lakewood, CO

Norwood Venture I, L.L.C.	Louisiana (12/09/2002)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge,
				Louisiana 70809

Nuclear Energy Holdings, L.L.C. NOTE: Ownership interest of this entity is NOT required to be pledged to Banks under Credit Agreement per special exception.	Delaware (09-19-2006)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Nuclear Technology Solutions, L.L.C.	Delaware	S C Woods, L.L.C.	100%	4171 Essen Lane
	(12/16/2004)	(May in the future have a non-Shaw member.)		Baton Rouge, La. 70809

Ontario Ventures I, LLC	Delaware (09/10/1999)	LandBank Properties, L.L.C.	50%	141 Union Blvd., Suite 330,
				Lakewood, CO

		Knowlton OVI LLC	50%

Otay Mesa Ventures II, L.L.C. (Changed name on 05/20/02 to Otay Mesa Ventures II, L.L.C. from formation name of Otay Mesa Ventures I, L.L.C.)	Louisiana (04/22/2002) (Formed under the name of Otay Mesa Ventures I, L.L.C. on 04/22/02.)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Pacific Contingency Services, LLC NOTE: Dormant. Not operating.	Louisiana (03-20-2006)	Shaw Environmental & Infrastructure, Inc.	45%	4171 Essen Lane Baton Rouge, Louisiana 70809
		AECOM Government Services, Inc.	25%

		PAE Government Services, Inc.	30%

Pacific Northwest Communities, LLC	Delaware ( )	American Eagle Northwest, LLC (50% Shaw owned and 50% CEI owned.) United States Navy	Percentage Ownership is determined by a financial formula based on Capital Contributions and is set forth in Exhibit B to Operating Agreement. Thus, a financial calculation is required to determine ownership at any point in time.

Pacific Support Group LLC	Hawaii	Shaw California, L.L.C.	75%	590 Paiea Street
(Dormant. Not operating.)	(01/24/2001)	All Star Services Corporation	25%	Honolulu, HI

Paducah Remediation Services, LLC	Kentucky (03/08/2004	Shaw Environmental, Inc. Portage Environmental, Inc. (Managing Venturer of day to day operations.)	49% 51%	702 Jefferson Street Paducah, Kentucky 42002-1245

PFH Management, LLC	Delaware	CEI Investment Corp.	70%	200 Pratt Street
	(06/03/2003)	1717 Pennsylvania Avenue, NW		Meriden, Connecticut
		Washington, D.C. 20006

		Shaw Infrastructure, Inc.	30%

Pike Properties I, Inc. (Changed the name to Pike Properties I, Inc. on 12/17/2003 from formation name of SAON Properties, Inc.)	Louisiana (01/02/1997) Formed under the name SAON Properties, Inc.	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, LA. 70809 851 South Freeport Industrial Parkway Clearfield, Utah 84105

Pike Properties II, Inc. (Changed the name to Pike Properties II, Inc. on 12/17/2003 from formation name of Secorp Inc.)	Louisiana (05/07/2002) Formed under the name Secorp, Inc.	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809 800 New Natchitoches Road West Monroe, LA 79291

Pipework Engineering and Developments Limited (Commonly referred to by Name: “PED”)	England & Wales Limited Company (12/23/1987)	Shaw Group UK Holdings Limited	100%	Stores Road Derby, Derbyshire DE 21 4BG

(Dormant. Not Operating.)

Plattsburg Venture, L.L.C. (Changed name on 04/24/02 to Plattsburgh Venture, L.L.C. from formation name of Northeast Restoration Company, L.L.C.; Changed name on 05/01/02 to Plattsburg Venture, L.L.C. from Plattsburgh Venture, L.L.C.)	Louisiana (04/22/02) (Formed on 04/22/02 under the name of Northeast Restoration Company, L.L.C.)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, LA 70809

Power Technologies Asia-Pacific Sdn. Bhd. NOTE: Dormant. Was never active. As of 08/2009, in the process of dissolving.	Malaysia (04/10/2002) Private Limited Company	Stone & Webster International, B.V.	100%	C/oAllen & Gledhill 34th Floor, East Wing Menara Maybank, 100, Jalan Tun Perak, 50050 Kuala Lumpur, Malaysia

Prospect Industries (Holdings), Inc.	Delaware (03/12/1976)	Shaw Power Services, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809
(Changed name to Prospect Industries (Holdings), Inc. on 08/08/94 from formation name of Greenbank Engineering Corp.) (Other names: Greenbank Terotech, Greenbank Engineering Corp., Prospect Industries, Inc.)
	Incorporated under the name of Greenbank Engineering Corp.	(Ownership transferred on 4/19/00 from Prospect Industries Overseas Limited in anticipation of the liquidation of Prospect Industries Overseas Limited)

PT Stone & Webster Indonesia	Jakarta, Indonesia	Stone & Webster Asia, Inc.	75% (30 shares)	Jakarta, Indonesia
Purpose: Actively involved on the Kamojang JV Project along with International Consultants LLC.	(Stone & Webster Asia, Inc. acquired a 75% interest from the bankruptcy estate of Stone & Webster Incorporated (SWE&C Liquidating Trust) on June 17, 2004.)	PT Yunawati	25% (10 shares)

Raritan Venture I, L.L.C.	Louisiana (04/22/2002)	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Satellite Beach Partners, LLC	Delaware	CEI Investment Corp.	70%	200 Pratt Street
	(07/___/2003)	1717 Pennsylvania Avenue, NW Washington, D.C. 20006 Shaw Infrastructure, Inc.	30%	Meriden, Connecticut 06450

S C Woods, L.L.C.	Delaware (04/2/2001)	Stone & Webster, Inc.	100%	4171 Essen Lane Baton Rouge, LA. 70809

SELS Administrative Services, L.L.C.	Missouri	Shaw Environmental Liability	100%	4171 Essen Lane
	(04/30/04)	Solutions, L.L.C.		Baton Rouge, Louisiana 70809

Shaw A/DE, Inc. (Changed name on 04/30/02 to Shaw A/DE, Inc. from Shaw Fronek A/DE, Inc.; Changed name on 09/27/99 to Shaw Fronek A/DE, Inc. from Fronek A/DE, Inc. ; Changed name on 06/19/96 to Fronek A/DE, Inc. from FCI/ADE Acquisition Co., Inc.)	Louisiana (06/10/1996) (Incorporated on 06/10/96 under the name of FCI/ADE Acquisition Co., Inc.)	Shaw Fronek Company (FCI), Inc. (formerly known as Fronek Engineering & Consulting, Inc.)	100%	32 Moulton Street Laconia, New Hampshire 03248 (Inventory) Telephone: 603-628-1931 Facsimile: 603-528-6381

(Other name: Anchor Darling)

Shaw Aiton Australia Pty Limited (Changed name on 10/26/00 from Aiton Australia Pty Limited)**	New South Wales Private Company (01/11/1955)	The Shaw Group Inc. Veritatem Nominees (NSW) Pty Ltd.	99.9998% .0002%	1/36 Stoddart Road Prospect, NSW, 2148, Post Office Box 653 Seven Hills, NSW 1730 Australia Telephone: 01161296366555 Facsimile: 01161296366949

Shaw Alaska, Inc.	Alaska 01/06/2004	The Shaw Group Inc.	100%	310 K Street, Suite 200 Anchorage, Alaska 99501

Shaw Alloy Piping Products, Inc. (Changed name on 09/27/1999 to Shaw Alloy Piping Products, Inc. from Alloy Piping Products, Inc.,) (Other names: APP, WeldTech, Oil Capital Supply, Multi Metals) Effective as of 02/01/05, Shaw FVF, Inc. was merged into Shaw Alloy Piping Products, Inc.) (Shaw FVF, Inc. changed its name on 09/27/1999 to Shaw FVF, Inc. from formation name of FVF, Incorporated. It was originally formed in Louisiana on 01/16/1989.)	Louisiana (11/29/1973) (Incorporated on 11/29/73 under the name of Alloy Piping Products, Inc.) NOTE: TSGI acquired all of the stock of Shaw APP from Dale and O. Brown, a third party, via SPA dated 03-01-1996)	The Shaw Group Inc.	100%	1040 Jack Wells Boulevard
Shreveport, LA 71107
Telephone: 318-674-9873
Facsimile: 318-674-0934

10338 Jack Wells Boulevard
Shreveport, LA 71107

740 North Market Street
Shreveport, LA 71107**
Telephone: 318-226-9851
Facsimile: 318-222-4887

1843 (ABCDE) Grimmett Drive Shreveport, LA 71107

7330 Newhaus
Houston, TX 77061
Telephone: 713-649-4277
Facsimile: 713-242-9277

910 West 36th Street North
Tulsa, Oklahoma 74127
Telephone: 918-428-5277
Facsimile: 918-428-8277

2555 Lantrac Court
Decatur, Georgia 30035

8210 Tewantin
Houston, TX 77031

Shaw APP Tubeline, Inc. (Changed name to Shaw APP Tubeline, Inc. on 10/16/2007 from Ezeflow (NJ) Inc. which was the formation name and name of the entity when acquired by Shaw APP.)	New Jersey (08/12/2002) NOTE: 100% of the stock acquired by Shaw APP effective as of June 29, 2007,	Shaw Alloy Piping Products, Inc.	100%	475 Jersey Avenue New Brunswick, NJ 08901

(Alternate name in NJ is Ezeflow (NJ) Inc., which was the formation name and the name of the entity when its stock was acquired by Shaw APP effective as of June 29, 2007.)	from Ezeflow, Inc., a third party.

Shaw Americas, L.L.C.	Louisiana	The Shaw Group Inc.	100%	4171 Essen Lane
	(10/21/2003)			Baton Rouge, Louisiana 70809

Shaw Arabia Co. Ltd.	Kingdom of Saudi Arabia	Shaw E&I International, Ltd.	40%	Riyadh — Al Ulayya

Effective for a 10 year term until 07/21/2016.	Formed as of 07/21/2006. A Saudi Limited Liability Company	Pan Environmental Services Co. Ltd. (KSA) (Shk. Al Nemer) Projects International Equities, L.L.C. (DE)	55% 5%	Al Ulayya Street Opposite King Fahad National Library P.O. Box 56791 Postal Code 11564 Tel. 46226 Fax: 4633526

Shaw AREVA Mox Services, LLC (On 08/18/2006, changed name to Shaw AREVA Mox Services, LLC from former name of Duke COGEMA Stone & Webster, LLC)	South Carolina (09/03/1998)	Shaw Environmental & Infrastructure, Inc. Shaw Project Services Group, Inc.	30% 40%	Savannah River Site P.O. Box 7097 Aiken, SC 28804-7097
		AREVA NC INC.	30%

Shaw Asia Company, Limited	Thailand	Shaw International, Inc.	50%	No longer operating. Abandoned JV.
(This is an abandoned, non-operating JV.)	Joint Venture established in 1994. Operated only briefly, Now Abandoned / Dormant / Not operating A Shaw F&M related entity.	Other Owners — ??	50%	When the JV was abandoned, Shaw International just picked up its equipment and went home.

Shaw Beale Housing, L.L.C.	Louisiana	Shaw Infrastructure, Inc.	100%	4171 Essen Lane
	(08/25/2004)			Baton Rouge, Louisiana 70809

Shaw Beneco, Inc. (Formed on 05/02/02 under the name Beneco, Inc.; Changed name on 05/23/02 to Shaw Beneco, Inc. from formation name of Beneco, Inc.)	Louisiana (05/02/2002) Acquired the Beneco assets and the OHM assets from The IT Group, Inc.	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Biofuels, L.L.C.	Louisiana	Shaw Capital, Inc.	100%	4171 Essen Lane
	(10/18/2006)			Baton Rouge, La. 70809

Shaw California, L.L.C.	Louisiana	Shaw Environmental, Inc.	100%	4171 Essen Lane
	(05/01/2002)			Baton Rouge, Louisiana 70809

Shaw Canada L.P.

(Effective 04/28/2008, changed name to Shaw Canada L.P. from former name of Stone & Webster Canada L.P.; Changed name on 08/17/00 from SWINC Canada L.P. but under Canada law name change does not dissolve SWINC Canada L.P. so it still existed until 09/13/01 when SWINC Canada L.P. was legally finally dissolved).

(Includes Assets and Liabilities acquired from Stone & Webster Canada Limited on 08/18/00)
(Formerly 1429396 Ontario, Inc.)
	An Ontario Limited Partnership Canada	1% General Partner: Stone & Webster Canada Holding Two, Inc. 99% Limited Partner: Stone & Webster Canada Holding One (N.S.), ULC	1% GP 99% LP	2300 Yonge Street Yonge-Eglinton Centre Toronto, Ontario M4P 2W6 Canada Telephone: 416-932-4400 Facsimile: 416-932-4343

Shaw Capital, Inc. (On 03/29/2006 changed name back to formation name of Shaw Capital, Inc. from Shaw Capital (Louisiana), Inc. On 03/24/2006 changed name to Shaw Capital (Louisiana), Inc. from formation name of Shaw Capital, Inc.)	Louisiana (02/07/2006)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, La. 70809

Shaw Capital (Cayman)	Cayman Islands (05/23/2007) Cayman Exempted limited liability company limited by shares	Shaw Capital, Inc. (50,000 shares of $1.00 PV)	100%	Registered Office: M&C Corporate Services Ltd. PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

				(Maples and Calder — outside legal counsel)

Shaw Capital (Nevada), Inc.	Nevada (11/03/1999)	The Shaw Group Inc.	100%	3993 Howard Hughes Parkway, Suite 250 North Las Vegas, NV 89109** (Inventory)

(On April 7, 2006, changed name to Shaw Capital (Nevada), Inc. from formation name of Shaw Capital, Inc.)	Purpose: A Shaw Corporate related entity. Lender of inter-company loans.			4171 Essen Lane Baton Rouge, LA 70809

Shaw CENTCOM Services, L.L.C.	Louisiana (11/24/2003)	Shaw Environmental & Infrastructure, Inc.	60% 17%	4171 Essen Lane Baton Rouge, Louisiana 70809

		Kharafi National	17%
		Al-Khudairy Group	6%
		NESMA

		(Originally owned 100% Shaw E&I)

Shaw CMS, Inc. (Changed name on 12/23/02 to Shaw CMS, Inc. from formation name of Contingency Management Services, Inc.)	Delaware (12/11/1996) Formed on 12/11/96 under the name Contingency Management Services, Inc.	Shaw Environmental & Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Coastal, Inc.	Louisiana (08/02/2002)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809
(Changed name on 10/09/03 to Shaw Coastal, Inc. from formation name of Shaw Management Services Five, Inc.)

Shaw Connex, Inc. (Incorporated on 07/17/91 under the name of Whesso Pipe, Inc.; Changed name on 08/09/91 from formation name of Whesso Pipe, Inc. to Connex Pipe Systems, Inc.; Changed name on 01/14/00 from Connex Pipe Systems, Inc. to Shaw Connex, Inc.)	Delaware (07/17/1991) (Incorporated under the name of Whesso Pipe, Inc.)	Prospect Industries (Holdings), Inc.	100%	81 Connex Way Troutville, Virginia 24175** (Inventory) Post Office Box 710 Troutville, VA 24175 Telephone: 540-992-1600 Facsimile: 540-996-2081

Shaw Constructors, Inc. (Changed name from United Crafts, Inc. to Shaw Constructors, Inc. on 12/15/97 after acquisition by TSGI.)	Louisiana (10/30/81) Certificate of Incorporation is dated 11/2/81	The Shaw Group Inc.	100%	37445 Old Perkins Road (Shop) Prairieville, LA 70769 (Inventory) Telephone: 225-673-4606 Facsimile: 225-673-6835

(Originally incorporated on 10/30/81under the name Capital River Industries, Inc.; Changed name to United Crafts, Inc. on 4/15/85 after merger of United Crafts, Inc. and NADCO, Inc. into Capital River Industries, Inc.)
				4171 Essen Lane Baton Rouge, Louisiana 70809

(Effective 8/31/98, UCI Holding, Inc. merged into Shaw Constructors, Inc.)

(Other names: UCI and Shaw Constructors, Inc. of Louisiana for use in Arizona.)

NOTE: Non-union entity.

Shaw Consultants International, Inc.	Louisiana (08/31/2000)	Stone & Webster, Inc.	100%	One Main Street Cambridge, MA. 02142
(On 02/02/2009, changed name to Shaw Consultants International, Inc. from Shaw Consultants, Inc. On 08/28/2008, changed name to Shaw Consultants, Inc. from Stone & Webster Management Consultants, Inc.; Changed name on 08/08/02 to Stone & Webster Management Consultants, Inc. from Stone & Webster Consultants, Inc.; Changed name on 01/09/02 to Stone & Webster Consultants, Inc. from formation name of S&W Consultants, Inc.)
	(Formed under the name of S&W Consultants, Inc.)			Telephone: 617-589-2000 Fax: 617-589-1372 1717 Pennsylvania Avenue, NW, Suite 900 Washington, D.C. 20006

Other Names: d/b/a name filed with State of Louisiana for name Stone & Webster Consultants, Inc. effective for 10 years from 08/08/2002; d/b/a name filed with State of Louisiana for name Phoenix Management Consulting effective for 10 years from 06/11/2001.

[NOTE: Effective as of 07/29/2008, Stone & Webster — JSC Management Consultants, Inc. (a LA corporation formed on 10/02/2002 under the name of Shaw JSC, Inc. having an FEIN of 81-0579206) ceased to exist being legally merged into its parent, Stone & Webster Management Consultants, Inc. (Stone & Webster - JSC Management Consultants, Inc. changed name to Stone & Webster - JSC Management Consultants, Inc. on 12/10/02 from formation name of Shaw JSC, Inc.)]

Shaw Consultants International Limited

(Trading name: Power Technologies International)

(Changed name on January 20, 2009, to Shaw Consultants International Limited from Stone & Webster Consultants Limited; Changed name on 1/18/01 from S&W
(07/03/2000) England & Wales A Private Company limited by shares to carry on business as a general commercial company	Stone & Webster Limited

Effective 12/30/2005, S & W Consultants Holdings Limited transferred 100% ownership to current owner, Stone & Webster Limited)

		(On 02/26/04, the original owner, Shaw Group UK Holdings Limited transferred	100% (£1,000 divided into 1,000 ordinary shares of £1 each.)	Store Road Derby Derbyshire DE21 4BU

Consultants Limited.;)		100% ownership to S&W Consultants Holdings Limited.)

Shaw Dunn Limited (Dormant. Not Operating.)	England & Wales (11/10/1997)	Shaw Group UK Holdings Limited	100%	Stores Road Derby, United Kingdom DE 21 4BG

Shaw E & I International Ltd.	Cayman Islands (01/09/2003)	Shaw International, Inc.	100% ($1.00 Par Value)	Attention: Debby Lee Post Office Box 10697 APD 59 Maclendon Drive Grand Cayman, Cayman Islands British West Indies
Telephone: (345) 946-7305
Fax: (345) 946-7304

				Registered Office: M&C Corporate Services Limited P.O. Box 309GT, Ugland House South Church Street, George Town Grand Cayman, Cayman Islands

Shaw E & I Investment Holdings, Inc.	Louisiana (04/22/2002)	Shaw Environmental & Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Energy & Chemicals, Inc.	Louisiana (10/03/2007)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Energy & Chemicals International, Inc.	Louisiana (05/14/2008)	Shaw International, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Energy & Chemicals Limited (On 03/30/2009, changed name to Shaw Energy & Chemicals Limited from former name of Stone Webster Limited; On 08/0/3/2000, changed name to Stone & Webster Limited from former name of Shaw Group UK (Projects) Limited; changed name on 01/13/1998 to Shaw Group UK (Projects) Limited from	England & Wales	Shaw Group UK Holdings	100%	Witan Gate House 500-600 Witan Gate Central Milton Keynes Buckinghamshire MK9 1BA England Telephone: +44 (0) 1908 668844 Fax: +44 (0) 1908 602211

Shaw Group U.K. Limited.)

(Other former names:
Prospect Industries and Shaw Group UK, Limited)

Shaw Energy Services, Inc. NOTE: Union shop.	Louisiana (06/21/2006)	Shaw Transmission & Distribution Services, Inc.	100%	4171 Essen Lane Baton Rouge, La. 70809

Shaw Environmental, Inc. (d/b/a Shaw Environmental (Ohio), Inc. in Ohio)	Louisiana (04/23/2002)	Shaw Environmental & Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

Shaw Environmental International, Inc.	Louisiana (02/15/2006)	Shaw Environmental, Inc.	100%	4171 Essen Lane Baton Rouge, La. 70809

Shaw Environmental & Infrastructure, Inc.	Louisiana (04/15/02)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809 **

(Louisiana d/b/a name: Shaw E & I and Shaw E&I effective for a period of ten (10 years from 09/30/02)	.			2790 Mosside Boulevard Monroeville, PA 15146-2792 (412) 372-7701 Fax: (412) 373-7135

				Princeton Research Center 4100 Quakerbridge Road Lawrenceville, NJ 08648 (609) 936-9300
				Fax: (609) 936-9211

Shaw Environmental & Infrastructure International, Inc.	Louisiana (05/14/2008)	Shaw International, Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

Shaw Environmental & Infrastructure Massachusetts, Inc.	Louisiana (03/14/2006)	Shaw Environmental & Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

Shaw Environmental Liability Solutions, L.L.C.	Louisiana (10/25/2002)	Shaw E & I Investmen Holdings, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Europe, Inc.	Louisiana (07/02/2002)	Shaw Environmental, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

(Changed name on 06/14/2006 to Shaw Europe, Inc. from Shaw E & I Russia, Inc.; changed name on 02/10/03 to Stone & Webster — IT Management Consultants, Inc. from formation name of Shaw E & I Russia, Inc.; Changed name on 08/06/03 from Stone & Webster — IT Russia Management Consultants, Inc. back to Shaw E & I Russia, Inc.)
	Formed on 07/02/02 as Shaw E & I Russia, Inc.	(On June 13, 2006, Shaw Environmental, Inc. acquired 100% ownership from Shaw Environmental & Infrastructure, Inc.)

Shaw Export Company, S. de R. L. de C.V.	Mexico (04/10/00)	Shaw Manpower, S. de R.L. de C.V.	1%	Bosque de Alisos 47-B, Despacho 101

(Dormant. Not Operating.)	Type: Limited liability partnership variable capital. Duration: 99 years from date of incorporation.	Shaw Mexican Holdings, S. de R.L. de C.V.	99%	Fracc. Bosques de las Lomas 05120 Mexico, D.F. Mexico

Shaw Fabrication &	Louisiana	The Shaw Group Inc.	100%	4171 Essen Lane
Manufacturing, Inc.	(10/03/2007)			Baton Rouge, Louisiana 70809

Shaw Fabrication & Manufacturing International, Inc.	Louisiana (05/14/2008)	Shaw International, Inc.	100%	30103 Sunland Drive Walker, LA 70785 4171 Essen Lane Baton Rouge, Louisiana 70809 30103 Sunland Drive Walker, LA 70785

Shaw Fabricators, Inc.	Louisiana (11/13/1997)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809 7705 Hall Road Houston, Texas 77075** (Inventory)
				Telephone: 713-991-5313
				Facsimile: 713-991-6266

				3103 Sunland Drive
				Walker, Louisiana 70785
Shaw Facilities, Inc.	Louisiana	The Shaw Group Inc.	100%	4171 Essen Lane
	(04/23/02)			Baton Rouge, Louisiana 70809
Shaw Field Services, Inc.	Louisiana (02/07/2002)	The Shaw Group Inc.	100%

(Changed name on 09/30/03 to Shaw Field Services, Inc. from formation name of Shaw Heat, Inc. )*	(Formed under the name Shaw Heat, Inc.)			2610 East Perdue Baton Rouge, LA 70814** (Inventory) Telephone: 225-273-4484 Facsimile: 225-572-9264

Shaw Fronek Company (FCI), Inc.	Delaware (04/28/94)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

(Changed name on 06/10/03 to Shaw Fronek Company (FCI), Inc. from Shaw FCI, Inc.; Changed name on 04/30/02 to Shaw FCI, Inc. from Shaw Fronek Company, Inc.; Changed name on 11/24/99 to Shaw Fronek Company, Inc. from formation name of Fronek Engineering and Consulting, Inc.)
	Incorporated on 04/2819/94 under the name Fronek Engineering and Consulting, Inc.			15 Engle Street Englewood, NJ 07631** Telephone: 201-569-8111 Facsimile: 201-569-9766 5700 Young Street, Suite 1510 North York, Ontario

(Other names: FCI, Fronek Company, Inc., Fronek Consulting, Inc., FCI Canada)

DORMANT / NOT OPERATING

Shaw Fronek Power	Louisiana	Shaw Fronek Company	100%	4171 Essen Lane
Services, Inc.	(01/23/1997)	(FCI), Inc.		Baton Rouge, Louisiana 70809

(Changed name on 09/27/99 to Shaw Fronek Power Services, Inc. from formation name of Fronek Power Services, Inc.)**	(Incorporated on 01/23/1997 under the name of Fronek Power Services, Inc.)

DORMANT / NOT OPERATING.

Shaw Ft. Leonard Wood	Louisiana	Shaw Infrastructure, Inc.	100%	4171 Essen Lane
Housing, L.L.C.	(01/20/2004)			Baton Rouge, Louisiana 70809

(Changed name on 01/19/05 to Shaw Ft. Leonard Wood Housing, L.L.C. from formation name of Shaw PowerGen, L.L.C.)		(Shaw Infrastructure, Inc. acquired 100% ownership on 01/18/05 from original owner Shaw Environmental & Infrastructure, Inc.)

Shaw Ft. Leonard Wood	Louisiana	Shaw Ft. Leonard Wood	100%	4171 Essen Lane
Housing II, L.L.C.	(07/25/2007)	Housing, L.L.C.		Baton Rouge, Louisiana 70809

Shaw GBB International, LLC	Alabama	Shaw GBB, LLC	100%	3600 Springhill Business Park,
(Changed name to Shaw GBB International, LLC on 02/02/2007 from GBB International, LLC)	(02/09/2005)	(formerly known as Gottlieb, Barnett & Bridges, LLC)		Suite 200, Mobile, Alabama 36608

Shaw GBB, LLC	Alabama	Shaw Environmental &	100%	3600 Springhill Business Park,
(On 10/24 /2006 changed name to Shaw GBB, LLC from Gottlieb, Barnett & Bridges, LLC)	(05/03/2000)	Infrastructure, Inc.		Suite 200 Mobile, Alabama 36608 (251) 344-1913 (251) 342-3229 (fax)

Shaw GBB Maintenance, Inc.	Alabama	Shaw Environmental &	100%	3600 Springhill Business Park,
(Changed name on February 27, 2007, to Shaw GBB Maintenance, Inc. from GBB Maintenance Company, Inc.)	(02/07/2006)	Infrastructure, Inc.		Suite 200, Mobile, Alabama 36608

Shaw Global, L.L.C. (On 07/16/04 changed name to Shaw Global, L.L.C. from formation name of Shaw Restructuring, L.L.C.)	Delaware (02/24/04)	Shaw Overseas (Far East) Limited (Note: Shaw Overseas (Far East) Limited acquired 100% ownership on 03/08/04 from the original owner, The Shaw Group Inc.)	100% (100 Membership Units evidenced by Membership Unit Certificate No. 1; Paid $100)	4171 Essen Lane Baton Rouge, Louisiana 70809 10404 Twin Port Road

Shaw Global Energy Services, Inc. (Changed name on 06/22/00 to Shaw Global Energy Services, Inc. from Shaw Bagwell, Inc.; Changed name on 10/07/98 to Shaw Bagwell, Inc. from formation name of Bagwell Brothers, Inc.) (Louisiana Trade name: Shaw Shreveport recorded on 01/20/00 for a term of 10 years) NOTE: Non-union entity used by Maintenance and F&M Group.	Louisiana (03/07/83) (Incorporated on 03/07/83 under the name Bagwell Brothers, Inc.)	The Shaw Group Inc.	100%	10404 Twin Port Road Delcambre, Louisiana 70528** (Inventory) Telephone: 337-685-4725 Facsimile: 337-685-4708 1040 Jack Wells Road Shreveport, Louisiana 71107 (Inventory)

Shaw Global Offshore Services, Inc.	Louisiana (09/04/2007) Purpose: A Maintenance related entity. Performs Offshore maintenance services work.	Shaw Global Energy Services, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Group Australia Pty Limited	New South Wales, Australia (03/26/2004) A Proprietary Company Limited by Shares	The Shaw Group Inc.	100%	112 New South Head Road Vaucluse, NSW, 2030 Registered Agent: Corporate Network Ltd, Companies House 74-76 Campbell Street Sydney, NSW, 2010 (02) 9212-6399

Shaw Group UK Holdings (Formed on 11/10/97 as Pike Acquisition No. 1 Limited; Changed name on 11/27/97 to Shaw Group UK Holdings Limited from formation name of Pike Acquisition No. 1 Limited; Changed name on 02/26/04 to Shaw Group UK Holdings from Shaw Group UK Holdings Limited in connection with conversion from a limited company to an unlimited company.)	England & Wales (11/10/97) (On 02/26/04, Shaw Group UK Holdings Limited converted to an Unlimited Liability Company from a Limited Company and changed its name to Shaw Group UK Holdings.)	Shaw Global, L.L.C. (formerly known as Shaw Restructuring, L.L.C.) (On 02/25/04, The Shaw Group Inc. contributed 100% of the ownership of Shaw Group UK Holdings Limited to Shaw Restructuring, L.L.C.)	100%	Stores Road Derby, Derbyshire DE21 4BG Outside Legal Counsel – Hammonds Ian Greenfield Ian.greenfield@hammonds.com

Shaw Group UK International Services, Ltd. (On 03/20/2006, changed name to Shaw Group UK International Services Ltd. from S & W Consultants Holdings Limited; on 02/26/2004 changed name to S&W Consultants Holdings Limited from formation name of Hamsard 2733 Limited.)	England and Wales (Formed on 02/23/2004 by Hammonds Directors Limited as Hamsard 2733 Limited; Acquired by TSGI on 02/25/04; Changed name on 02/26/2004 to S & W Consultants Holdings Limited.)	Shaw Group UK Holdings (Effective 12/31/2005, The Shaw Group Inc. transferred 100% ownership to current owner, Shaw Group UK Holdings.)	100%	Stores Road Derby, United Kingdom DE21 4BG

Shaw Group UK Limited (Formed on 11/10/97 as Pike Acquisition No 3 Limited; Changed name on 11/25/97 to Shaw Aiton Limited from Pike Acquisition No. 3 Limited; Changed name on 01/13/98 to Shaw Group UK Limited from Shaw Aiton Limited.)	England & Wales (11/10/1997) Limited Company	Shaw Group UK Holdings Limited	100%	Stores Road Derby, United Kingdom DE214BG Telephone: 011-441332291122 Facsimile: 011-441332291123

Shaw GRP of California	California (03/19/1999)	The Shaw Group Inc.	100%	1001 Aldridge Road Vacaville, California 95688

Shaw Hanscom Housing, L.L.C.	Louisiana (08/11/2004)	Shaw Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Heat Treating Service, C.A.	Venezuela	Manufacturas Shaw South America, C.A.	100%	Zona Industrial Avenue Principal Maracaibo, Venezuela

Shaw Home Louisiana, Inc.	Louisiana (12/02/2005)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Industrial Supply Co., Inc. (Changed name to Shaw Industrial Supply Co., Inc. on 12/06/95 from formation name of Energy Metal Specialties, Inc.)	Louisiana (10/10/1995) Incorporated under the name Energy Metal Specialties, Inc.	The Shaw Group Inc.	100%	1044 Jack Wells Boulevard Shreveport, LA 71107

Shaw Infrastructure, Inc.	Louisiana (04/23/2002)	Shaw Environmental & Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

Shaw Intellectual Property Holdings, Inc.	Louisiana (04/25/2002)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

Shaw International, Inc.	Louisiana (04/01/1993)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw International, Ltd. (Changed name on 11/27/2003 to Shaw International, Ltd. from formation name of Shaw Caribbean (Cayman), Ltd.)	Cayman Islands (07/22/2002) (Formed under the name of Shaw Caribbean (Cayman), Ltd. on 07/22/2002)	Shaw International, Inc.	100%	Ugland House South Church Street George Town Grand Cayman Cayman Islands 4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw International Management Services One, Inc. (Changed name on 08/20/2003 to Shaw International Management Services One, Inc. from formation name of Shaw Management Services Four, Inc.)	Louisiana (08/02/2002) Formed on 08/02/2002 as Shaw Management Services Four, Inc.	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

Shaw International Management Services Two, Inc. (Changed name on 08/29/03 to Shaw International Management Services Two, Inc. from formation name of Shaw Management Services Three, Inc.)	Louisiana (08/02/2002) Purpose: Business in the Middle East.	Shaw International, Inc. Shaw Environmental & Infrastructure, Inc.	50% 50%	4171 Essen Lane Baton Rouge, LA 70809

Shaw JV Holdings, L.L.C. (Note: Shaw JV Holdings, Inc. was merged into Shaw JV Holdings, L.L.C. effective May 29, 2001).	Louisiana (08/30/2000) Purpose: Formed to be the Shaw affiliate that is the equal owner with Entergy of EntergyShaw, L.L.C.	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Knutsford Limited (On 01/19/2005 changed name to Shaw Knutsford Limited from Shaw Power Technologies International Limited™ following the sale of its trade to Siemens) (On 07/19/2003 changed name to Shaw Power Technologies International Limited from formation name of Power Technologies International Limited.)	England and Wales (06/11/2001) International Consulting Company; sold its trade to Siemens in 2004; no longer operates trade after sale to Siemens.	Stone & Webster Consultants Limited	100%	500 Elder Gate Milton Keynes MD9 1BA Buckinghamshire England

NOTE: NOW DORMANT.

NOTE: AS OF 08/04/2009 E&C GROUP IS IN THE PROCESS OF CHANGING THE NAME

Shaw Kuwait, W.L.L. NOTE: THIS ENTITY IS DORMANT	Kuwait (01/09/2006) Formation Date:	Shaw E&I International, Ltd.	40%	Al Wazzan offices P. O. Box 13009 Kuwait
	The official registration for this entity was received on 01/16/2008 after all government required filings were made and all required waiting periods passed. Under applicable local law, the date of formation is the date of the original filing once official registration is granted.	Wazzan Environmental Services Company – a Kuwaiti company owned by Mr. Hamad Mohammed Al Wazzan, and Pan Environmental Services Company (the majority owners of Shaw Arabia, Ltd.)	55%

	Type of Entity: Kuwaiti limited liability company.	Harbor Equity Partners Company LLC, a BVI limited liability company.	5%

Shaw Lancas, C.A.	Venezuela	Shaw International, Inc.	100%	Avendia Intercomunal – Ali Primeva Judibana-Estado Fallon, Venezuela Telephone: 011-582-692475924 Facsimile: 011-582-692460584

Shaw Liquid Solutions LLC	Louisiana (08/18/2004)	Shaw Environmental & Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Little Rock Housing, L.L.C.	Louisiana (07/30/2002)	Shaw Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

(On 07/27/04 changed name to Shaw Little Rock Housing, L.L.C. from formation name of Little Rock Military Communities, L.L.C.)

Shaw Maintenance, Inc. (For a period of 10 years from 06/24/04, Shaw Maintenance, Inc. has the right to the trade name / d/b/a name Shaw Water.)	Louisiana (03/04/1997)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

NOTE: Non-Union.

Shaw Managed Services, Inc.	Louisiana (12/27/1995)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

Shaw Management Services One, Inc.	Louisiana (08/02/2002)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

Shaw Manufacturing and Services, Inc. (Dormant. Not Operating.)	Louisiana (12/10/1997)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809** 740 North Market Street Shreveport, Louisiana 71107

Shaw Manpower, S. de R.L. de C.V. (Dormant. Not operating.)	Mexico (04/10/2000) Type: Limited liability partnership variable capital Duration: 99 years from date of incorporation.	Shaw Mexican Holdings, S. de R. L. de C.V. Shaw Export Company, S. de R.L. de C.V.	99% 1%	Bosque de Alisos 47-B, Despacho 101 Fracc Bosques de las Lomas 05120 Mexico, D.F. Mexico

Shaw Matamoros Fabrication and Manufacturing, S. de R.L. de C.V.	Mexico (06/11/2007) Matamoros, Tamauilipas, Mexico Type: Mexican limited liability company.	Shaw Rio Grande Valley Fabrication & Manufacturing, L.L.C. Shaw Rio Grande Holdings, L.L.C.	99% 1%	Calle Guillermo Gonzalez Camarena 560 Parque Industrial La Ventana. Carr. Matamoros-Reynosa KM 9.6 Matamoros, Tamaulipas 87360 Mexico Clave Del R.F.C. SMF070611NM6

Shaw Mexican Holdings, S. de R.L. de C.V. NOTE: DORMANT.	Mexico (04/10/2000) Type: Limited liability partnership variable capital. Duration: 99 years from date of incorporation.	Shaw Mexico, L.L.C. Shaw Export Company, S. de R.L. de C.V.	99% 1%	Bosque de Alisos 47-B, Despacho 101 Fracc Bosques de las Lomas 05120 Mexico, D.F. Mexico

Shaw Mexico Employment Recruiters, S. de R.L. de C.V.	Mexico (06/11/ 2007) Type: Mexican Limited liability company	Shaw Rio Grande Valley Fabrication & Manufacturing, L.L.C. Shaw Rio Grande Holdings, L.L.C.	99% 1%	Calle Guillermo Gonzalez Camarena 520 Parque Industrial La Ventana. Carr. Matamoros-Reynosa KM 9.6 Matamoros, Tamaulipas 87360 Mexico Clave Del R.F.C. SME070611PY3

Shaw Mexico Real Estate Holdings, S. de R.L. de C.V.	Mexico (06/11/ 2007) Type: Mexican Limited liability company.	Shaw Rio Grande Valley Fabrication & Manufacturing, L.L.C. Shaw Rio Grande Holdings, L.L.C.	99% 1%	Calle Guillermo Gonzalez Camarena 540 Parque Industrial La Ventana. Carr. Matamoros-Reynosa KM 9.6 Matamoros, Tamaulipas 87360 Mexico Clave Del R.F.C. SMR070611RK8

Shaw Mexico, L.L.C.	Delaware (10/21/2003)	Shaw Americas, L.L.C	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Mid States Pipe Fabricating, Inc. (On March 22, 2007, name changed to Shaw Mid States Pipe Fabricating, Inc. from Mid States Pipe Fabricating, Inc.)	Arkansas TSGI acquired all the stock effective as of 01/31/2007	The Shaw Group Inc.	100%

Shaw Modular Solutions, L.L.C. (On 03/05/2009, changed name to Shaw Modular Solutions, L.L.C. from formation name of Global Modular Solutions, L.L.C.)	Delaware 06/16/2008 (Formed under the name of Global Modular Solutions, L.L.C.)	Shaw Fabrication & Manufacturing, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Morgan City Terminal, Inc. (On 09/22/2005 changed name to Shaw Morgan City Terminal, Inc. from formation name of Shaw Morgan City Terminal Company, Inc.)	Louisiana (09/20/2005)	Shaw Environmental & Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw NAPTech, Inc. (Changed name on 11/18/99 from formation name of NAPTech, Inc. to Shaw Naptech, Inc.) (Other name: North American Piping Technologies) (Naptech PS Corporation was merged into its parent, Shaw NAPTech, Inc. effective as of 12/18/02. Naptech PS Corporation was incorporated on 020/9/94 as Naptech Pressure Systems Corporation and changed name on 8/27/98 to Naptech PS Corporation.)	Delaware (01/10/1992) (Incorporated under the name of NAPTech, Inc.)	The Shaw Group Inc.	100%	210 East 700 South Clearfield, Utah 84105** (Inventory) Telephone: 801-773-7300 Facsimile: 801-773-2436 4171 Essen Lane Baton Rouge, Louisiana 70809 Contact Person: T. J. Jones, Controller

Shaw Nass Middle East, W.L.L.	Bahrain South Alba, Baharian (JV Agreement is dated 11/18/93; Originally 10 year period; Extended for 21 years until 2017)	Shaw Overseas (Middle East) Limited Abdulla Ahmed Nass (a Baharian company)	49% 51%	Register Agent:
c/o Coutts (Cayman) Limited
Contact Persons: Pat Randall or Andrew G. Leggatt
1446 West Bay Road
P O Box 707 GT
Grand Cayman,
British West Indies
Telephone: +1 345 945 4777
Facsimile: +1 345 945 4799

South Alba Industrial Area
Manama Bahrain
Telephone: 011-973-830988
Facsimile: 011-973-830939

Shaw NC Company, Inc. Changed name on 11/24/2008 to Shaw NC Company, Inc. from Shaw T&D Company, Inc.; Changed name on 09/10/2008 to Shaw T&D Company, Inc. from Shaw Energy Delivery Services, Inc. per terms of APA; Changed name on 01/21/04 to Shaw Energy Delivery Services, Inc. from Energy Delivery Services, Inc. Changed name on 03/19/02 to Energy Delivery Services, Inc. from formation name of Federal Construction Company) NOTE: Dormant.	North Carolina 07/28/1966 Shaw Acquisition: Acquired stock from Duke Energy Global Markets, Inc. (“Duke”) as of 12/31/03. Duke acquired the stock from J. Richard Cottingham on 02/20/02.	Shaw Transmission & Distribution Services, Inc.	100%	128 Tryon Street Charlotte, North Carolina 28202 (704) 382-0280 (704) 382-2499(Fax)

Shaw North Carolina, Inc. (Name changed to Shaw North Carolina, Inc. on 12/4/2007 from former name of DE Fossil-Hydro Engineering, Inc.) (Formed on 05/13/1960 under the name of Rental Equipment, Inc.; Changed name to J.P. Rogers Construction Company, Inc. on 10/01/1980; then purchased by Duke Energy and name was changed to DE Fossil-Hydro Engineering, Inc. on 05/03/2002; Changed name to Shaw North Carolina, Inc. on 12/04/2007 after acquired by Stone & Webster, Inc.)	North Carolina (05/13/1960) Note: Stone & Webster, Inc. acquired 100% of the outstanding stock from Duke Energy Carolinas Plant Operations LLC effective 11/26/2007.	Stone & Webster, Inc.	100%	128 South Tryon Street Charlotte, North Carolina 28202

Shaw Northeast Housing, L.L.C.	Louisiana (04/07/2005)	Shaw Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Northwest Housing, L.L.C.	Louisiana (11/05/2004)	Shaw Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Nuclear Energy Holdings (UK), Inc. NOTE: NOT OPERATING AND NEVER OPERATED.	Louisiana 07/13/2006	Shaw Transmission & Distribution Services, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Nuclear Services, Inc. Shaw Overseas (Far East) Ltd. (d/b/a Stone & Webster International Limited)	Louisiana (02/13/2008) Cayman Islands (01/07/1994)	Shaw Power, Inc. Shaw International, Inc.	100 100%	4171 Essen Lane
Baton Rouge, Louisiana 70809 Concord Centre, 59 Maclendon Drive, George Town, Grand Cayman

Telephone - 345-946-7305

Fax - 345-946-7304

Debby Lee Cell - 345-916-0818 D. Lee Home - 345-947-4025

Register Agent: Maples and Calder; Contact Persons: Carolyn Smith or Paul Lumsden

Shaw Overseas (Middle East) Ltd. (Incorporated on 07/01/93 as Shaw Overseas (Cayman) Ltd. Changed name on 01/14/94 to Shaw Overseas (Middle East) Ltd.)	Cayman Islands (07/01/1993) L.	Shaw International, Inc.	100%	Register Agent:
c/o Maples and Calder
Contact Persons: Carolyn Smith and Paul Lumsden

Shaw Overseas (Middle East), Ltd.
Post Office Box 10697 APO
59 Maclendon Drive, The Concord Centre
Grand Cayman, Cayman Islands, British West Indies

Shaw Pipe Shields, Inc. (Changed name on 01/04/2000 to Shaw Pipe Shields, Inc. from Pipe Shields, Inc.; Changed name on 08/10/1972 to Pipe Shields, Inc. from Nead Corporation; Changed name on 02/09/1972 to Nead Corporation from formation name of Nead Trammell Contractors, Inc.) NOTE: DORMANT.	California (01/08/1969) (Incorporated on 01/08/ 1969 under the name of Nead Trammell Contractors, Inc.) NOTE: Shaw Power Services, Inc. acquired all of the stock of Pipe Shields, Inc. effective as of 11/26/1996 from a third party.)	Shaw Power Services, Inc.	100%	929 Aldridge Road Vacaville, California 95688 (Inventory) Telephone: 707-447-5014 Facsimile: 707-447-4641

Shaw Pipe Supports, Inc. (Changed name on 04/30/02 to Shaw Pipe Supports, Inc. from Shaw-Fronek Fabrication, Inc.) NOTE: DORMANT.	Texas (04/28/1994) .	The Shaw Group Inc.	100%	5209 Estes Parkway Longview, Texas 75603 (Inventory) 1040 Jack Wells Boulevard Shreveport, LA 71107 (Inventory) Telephone: 318-674-9873 Facsimile: 318-674-0934

Shaw Power Delivery Systems, Inc.	Louisiana (06/21/2006)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Power, Inc.	Louisiana (10/03/2007)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Power International, Inc.	Louisiana (05/14/2008)	Shaw International, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Power Services Group, L.L.C. Note: UNION Shop.	Louisiana (10/24/2001) Type of Entity: Louisiana limited liability company.	The Shaw Group Inc. (Sole Member)	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Power Services, Inc. NOTE: UNION Shop.	Louisiana (11/06/1996)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Power Technologies, Inc. (Formed on 02/22/01 as Power Technologies, Inc. ®; Changed name to Shaw Power Technologies, Inc. on June 9, 2003) Power Technologies, Inc. ® is a federally registered trademark. The “R” should always be used after the name. (Commonly referred to as “PTI”. (Adopted the name Louisiana Power Technologies, Inc. for use in the State of Florida.)	Louisiana (02/22/2001) (Formed on 02/22/2001 under the name of Power Technologies, Inc. ®)	Stone & Webster Management Consultants, Inc. (formerly, Stone & Webster Consultants, Inc.)	100%	4171 Essen Lane Baton Rouge, Louisiana 70809 1482 Erie Boulevard Schenectady, New York ** 12301-1058 Telephone: 518-374-1220 Fax: 518-346-2777

Shaw Process and Industrial Group, Inc. (Effective as of 06/20/2006, the former sub Shaw Energy Services, Inc. (La. 03/16/1998; FEIN 72-1412476) was merged into parent Shaw Process and Industrial Group, Inc. Prior to the merger into the parent, SES was dormant for many years.) (Non-Union Shop.)	Louisiana (12/10/1997)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Process Fabricators, Inc. (Changed name on 01/04/00 to Shaw Process Fabricators, Inc. from formation name of National Fabricators, Inc.) (Other name: Process Fabricators, Process Fabricators, a division of National Fabricators) (Note: Union Shop)	Louisiana (10/03/1986) Incorporated under the name of National Fabricators, Inc.	The Shaw Group Inc.	100%	36445 Old Perkins Road
Prairieville,
Louisiana 70769

800 New
Natchitoches Road
West Monroe, Louisiana
71292 (Inventory)
Telephone: 318-387-0212
Facsimile: 318-387-9011

Post Office Box 40568
Baton Rouge, LA
70835-0568

Shaw Project Services Group, Inc. (On 03/23/2006 changed name to Shaw Project Services Group Inc. from Duke Project Services Group, Inc. On 11/14/1997, changed name to Duke Project Services Group, Inc. from formation name of Duke Coal Project Services Group, Inc.)	Delaware (02/04/1994) NOTE: An E&I related entity. 100% of stock acquired by Shaw Environmental & Infrastructure, Inc. from Duke effective as of 02/22/2006.	Shaw Environmental & Infrastructure, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70800

Shaw Property Holdings, Inc.	Louisiana (04/23/2002)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Remediation Services, L.L.C.	Louisiana (04/18/2002)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Rio Grande Holdings, L.L.C.	Louisiana (05/31/2007)	Shaw Rio Grande Valley Fabrication & Manufacturing, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Rio Grande Valley Fabrication & Manufacturing, L.L.C.	Louisiana (05/01/2007)	Shaw Power Services, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809 2402 W. Bus. Hwy 77 Suite F San Benito, Texas 78586

Shaw-Robotic Environmental Services, L.L.C.

(Changed name on 11/14/03 to Shaw-Robotic Environmental Services, L.L.C. from formation name to Shaw-Robotic Environmental Services, L.L.C.)

NOTE: As of 08/2009, basically dormant and not operating.
	Louisiana (11/12/2003)	Shaw Environmental & Infrastructure, Inc. Robotic Environmental Services, L.L.C.	70% 30%	4171 Essen Lane Baton Rouge, Louisiana 70809

Shaw Rolta Limited (Effective 12/24/2008, Changed name to Shaw Rolta Limited from Stone & Webster Rolta Limited.)	Maharashtra, India (05/14/2004)	Stone & Webster, Inc. Rolta India Limited	50% 50%	6 Directors: 3 Shaw Directors: Richard B. Dwyer. Louis J. Pucher 3 Rolta Directors: Kamal K. Singh Atul Dev Tayal Adrshpal (A. P.) Singh

Shaw Services, L.L.C. (Note: Non-Union Shop)	Louisiana (10/24/2001) Type of Entity: Louisiana limited liability company.	The Shaw Group Inc. Sole Member	100%	4171 Essen Lane Baton Rouge, Louisiana, 70809

Shaw SSS Fabricators, Inc.	Louisiana (02/15/2001)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rogue, Louisiana 70809 Post Office Box 1268 Baton Rouge, LA 70821 7012 Hwy. 1 South Addis, LA 70710** (Inventory) Telephone: 225-749-3165 Facsimile: 225-749-2466

Shaw Stone & Webster Arabia Co., Ltd. (Formed for a 10 Year Period from 05/25/2005 to 02/04/2015)	Kingdom of Saudi Arabia Limited (Mixed) (05/25/2005)	Shaw International, Ltd. Z Holding Ltd. Non-Shaw Peson	80% 20%	Al Khobar / King Aziz Road P.O.Box 20516 Postal Code: 31952 Telephone: 8951864 Fax: 8935556

Shaw Stone & Webster Puerto Rico, Inc.	Louisiana (08/02/2002)	Stone & Webster, Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809
(Changed name to Shaw Stone & Webster Puerto Rico, Inc. on 07/16/03 from formation name of Shaw Management Services Two, Inc.)

Shaw Sunland Fabricators, Inc. (Changed name on 09/27/99 to Shaw Sunland Fabricators, Inc. from Sunland Fabricators, Inc.; Changed name on 06/04/93 to Sunland Fabricators, Inc. from Shaw/Sunland Fabricators, Inc.)	Louisiana (05/17/1993) (Incorporated on 05/17/1993 under the name of Shaw/Sunland Fabricators, Inc.)	The Shaw Group Inc.	100%	30103 Sunland Drive Walker, Louisiana 70785** (Inventory) Telephone: 225-667-1000 Facsimile: 225-664-6390 Post Office Box 40417 Walker, Louisiana 70835-0417

Shaw Sustainable Design Solutions of Illinois, LLC	Illinois (04/01/2008)	Shaw Environmental & Infrastructure, Inc. Kevin Peirce (Shaw E&I employee) Tom Donovan (Shaw E&I employee)	1/3 1/3 1/3	444 North Wells Street, Suite 602 Chicago, Illinois 60610

Shaw Transmission & Distribution Services, Inc. (On 05/20/04 changed the name to Shaw Transmission & Distribution Services, Inc. from Shaw Transmission and Distribution Services, Inc.; Changed name on 12/17/03 to Shaw Transmission and Distribution Services, Inc. from formation name of Shaw Management Services Six, Inc.)	Louisiana (08/02/2002) \A Holding company. On 12/31/2003, acquired the stock of Energy Delivery Services, Inc., EDS Equipment Company, LLC and EDS Puerto Rico, Inc. Later sold assets of EDS to Pike Energy.	Shaw Power Delivery Systems, Inc. (Effective June 21, 2006, Shaw Power Delivery Systems, Inc. acquired 100% ownership from The Shaw Group Inc.)	100%	4171 Essen Lane Baton Rouge, LA 70809

Shaw Transmission & Distribution Services International, Inc.	Delaware 05/20/1999	Shaw Transmission & Distribution Services, Inc.	100%	400 S. Tyron Street Charlotte, NC 28201
(On 12/07/2006, changed name to Shaw Transmission & Distribution Services International, Inc. from EDS Puerto Rico, Inc.; Changed name on 03/28/2002 to EDS Puerto Rico, Inc. from formation name of DE&S Puerto Rico, Inc.)
Shaw Acquisition: As of 12/31/2003, Shaw Transmission & Distribution Services, Inc. acquired the stock of parent company, Energy Delivery Services, Inc., from Duke Energy Global Markets, Inc.

	Purpose: An E&C Group related entity	(Effective 06/21/2006, Shaw Transmission & Distribution Services, Inc. acquired 100% ownership from EDS Equipment Company, LLC)

Shaw Tulsa Fabricators, Inc.

(On 08/24/2006 changed name to Shaw Tulsa Fabricators, Inc. from Shaw Word Industries Fabricators, Inc.; changed name on 11/09/99 to Shaw Word Industries Fabricators, Inc. from formation name of Word Industries Fabricators, Inc.)

(Effective 08/20/03, Welding Technology and Supply Inc., the wholly owned subsidiary of Shaw Word Industries Fabricators, Inc. was merged into Shaw Industries Fabricators, Inc.)

(The former Welding Technology and Supply, Inc. was an Oklahoma company formed on 07/22/96; It changed its name to Welding Technology and Supply, Inc. on 08/16/96 from its formation name of Weld Tec, Inc. It was sometimes referred to as “Weld Tech”)
Oklahoma (01/11/1996)	The Shaw Group Inc.	100%	4140 South Galveston
Tulsa, Oklahoma
74107** (Inventory)
Post Office Box 9337
Tulsa, OK 74157
Telephone: 918-446-6184
Facsimile: 918-446-8767

550 West 41st Street
Tulsa, Oklahoma 74107
(Inventory)

4234 South Jackson
Tulsa, Oklahoma 74107
(Inventory)

3909 S. Elwood
				Tulsa, Oklahoma 74107

So-Glen Gas Co., LLC	Ohio (04/21/1998)	EMCON/OWT, Inc.	100%	6910 Treeline Drive, Suite F, Breacksville, Ohio

Space Coast Launch Services LLC	Nevada (06/04/2004)	Shaw Infrastructure, Inc. CSC Applied Technologies LLC (Non-Shaw party)	35% 65%	2100 East Grand Avenue — A501 El Segundo, CA. 90245 Brevard County, Florida

Stone & Webster Asia, Inc. (Changed name on 08/08/00 from Stone & Webster International, Inc.)	Louisiana (08/03/2000) .	Stone & Webster, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809 Beijing Representative Office Unit 30-32, Level 36

				China World Offices — Tower 1 No. 1 Jian Guo Men Wai Ave Beijing 100004, China Telephone: 011861065055967
				Facsimile: 011861065055969

Stone & Webster Canada Holding One (N.S.), ULC (Changed name on 08/18/00 from SWINC N.S. ULC)	Nova Scotia, Canada (07/19/2000) A Nova Scotia Unlimited Liability Company	Stone & Webster Holding One, Inc. Stone & Webster Holding Two, Inc.	50% 50%	800-1959 Upper Water Street Halifax, Nova Scotia, B3J 2X2 Post Office Box 997 Halifax, Nova Scotia B3J 2X2 4171 Essen Lane Baton Rogue, Louisiana 70809

Stone & Webster Canada Holding Two, Inc.

(Formed on 07/14/00 under the name of 1429396 Ontario Inc.; Changed name on 07/17/00 to SWINC Acquisition Canada, Inc.; Changed name on 08/16/00 to Stone & Webster Canada Holding Two, Inc.)
New Brunswick, Canada (Formed in Ontario, Canada on 07/14/2000. Jurisdiction changed and entity continued in New Brunswick effective as of 05/27/2005.) An NB Canada Private Corporation	Stone & Webster Holding One, Inc. Stone & Webster Holding Two, Inc.	50% 50% Common shares, $1.00 per share stated capital; No PV)	Yonge-Eglinton Centre
2300 Yonge Street
Toronto, Ontario M4P 2W6
Canada

Registered Office:
Brunswick House,
44 Chipman Hill, Suite 1000
Saint John, NB E2L 4S6
Canada
M5L 1B9

Outside Counsel: Stikeman Elliott
Roderick Barrett and Grace Walker.

Stone & Webster Construction, Inc. (Other Names: Stone & Webster Construction, Inc. of Louisiana for use in the State of Arkansas)	Louisiana (08/03/2000)	Stone & Webster, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

NOTE: A UNION Shop.
Stone & Webster Construction Services, L.L.C. NOTE: A UNION Shop.	Louisiana (10/24/2001)	Stone & Webster Construction, Inc. Sole Member	100%	4171 Essen Lane Baton Rouge, Louisiana 70809
NOTE: Formed for Unemployment Tax Planning Purposes for Union Payroll.

Stone & Webster Engineering Projects Private Limited NOTE: Dormant. Not Operating.	New Delhi, India (March 22, 2002)	Stone & Webster International B.V. Stone & Webster International, Inc.	99% 1%	c/o New Delhi Law Offices 4th Floor, Rajendra Bhawan 210 DeenDayal Updahyaya Marg New Delhi 110 002 India

Stone & Webster Engineering Services Sdn. Bdh.	Kuala Lumpur, Malaysia (04/26/2001)	Stone & Webster International B.V.	100%	c/o Lee Hishammunddin Allen & Gledhill (formerly Allen & Gledhill)
NOTE: Dormant. Not Operating.	Private Company Limited by Shares			Level 15 and 16, Menara Asia Life No. 189, Jalan Tun Razak 500400 Kuala Lumpur, Malaysia

Stone & Webster Engineering (Thailand) Ltd. NOTE: Dormant. Not operating.	Thailand (01/04/2001)	Stone & Webster International, Inc.	100%

[Tong Saam Ltd. (Thai Trading company), a company owned by Shaw’s outside legal counsel, initially owned 20,394 shares, and 6 Thai employees own 1 share each for a total of 6 shares . . . These shares were later transferred to S&W.]	No. 323 United Center,
43rd Floor, Room Nos.
4301-4303 Silom Road,
Silom Subdistrict,
Bangrak District, Bangkik Metropolis
Bangkok Metropolis

Registered Office:

No. 93/1 Diethelm Tower A, 12th Floor, #1202,
Wireless Road, Lumpini Subdistrict, Pathumwan District, Bangkok Metropolis

				Shaw’s Local Legal Counsel is International Legal Counsellors Ltd. Company Records are maintained by Legal Counsellors Ltd.

Stone & Webster Holding One, Inc. (Changed name on 07/19/00 from SWINC Acquisition One, Inc.)	Louisiana (07/04/2000)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Stone & Webster Holding Two, Inc. (Changed name on 07/19/00 from SWINC Acquisition Two, Inc.)	Louisiana (07/04/2000)	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Stone & Webster, Inc.

(Changed name on 07/20/00 from formation name of SWINC Acquisition Three, Inc. to Stone & Webster, Inc.)

Shaw Services Inc. (a Louisiana corporation formed on 12/20/99) merged into Stone & Webster, Inc. effective10/02/01.

Stone & Webster, A Shaw Group Company® is a Registered Trademark

On 05/07/2007, acquired the Assumed Name (d/b/a name) of Shaw Power Group in the State of North Carolina.
Louisiana (07/04/2000) (Formed on 07/04/00 under the name of SWINC Acquisition Three, Inc.)	Stone & Webster Holding One, Inc. Stone & Webster Holding Two, Inc.	50% 50%	4171 Essen Lane
Baton Rouge, LA 70809

100 Technology Center Dr.
Stoughton, MA 02072
Telephone: 617-589-5111
Facsimile: 617-589-2156

1717 Pennsylvania Avenue, NW,
Suite 900 , Washington, D.C. 20006
Telephone: 202-261-1909
Facsimile: 202-261-1948

3 Executive Campus
Cherry Hill, NJ 08002
Telephone: 856-482-3000
Facsimile: 856-482-4028

1430 Enclave Parkway
Houston, TX 77077
Telephone: 281-368-4000
Facsimile: 281-368-4001

Bellefonte Nuclear Plant
County Road 33
Hollywood, AL 35752
Telephone: 256-574-7069
Facsimile: 256-574-7066

7677 East Berry Avenue
Greenwood Village, Co
80111-2137
Telephone: 303-741-7700
Facsimile: 303-741-7670 Hill)

Stone & Webster Insaat ve Muhendislik Limited Sirketi NOTE: Dormant. Not Operating.	Turkey (05/10/2002	Stone & Webster International B.V. Stone & Webster Limited	50% (Paid $50,000) 50% (Paid $50,000)	Valikonagi Caddesi No. 173’
Y.K.B. Vakfi Tesisleri K5/D1
Nisantasi, 80220
Istanbul, Turkey

Local Legal Counsel — Tolga Karatas at Pekin & Pekin, Mamartine Caddessi 10, Taksim 80080, Istanbul, Turkey
				Phone: +90 (212) 3133500

Stone & Webster International B.V.	Netherlands (11/17/2000) Private LLC	Stone & Webster International Holdings, Inc.	100% (200 shares)	Telestone 8 — Teleport Naritaweg 165 Amsterdam, The Netherlands

Stone & Webster International, Inc.	Louisiana (08/14/2000)	Stone & Webster, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Stone & Webster International Holdings, Inc.	Louisiana (10/12/2000)	Stone & Webster, Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

[Stone & Webster — JSC Management Consultants, Inc.

Effective as of 07/29/2008, Stone & Webster - JSC Management Consultants, Inc. (a LA corporation formed on 10/02/2002 under the name of Shaw JSC, Inc. having an FEIN of 81-0579206) ceased to exist being legally merged into its parent, Stone & Webster Management Consultants, Inc.

(Changed name to Stone & Webster — JSC Management Consultants, Inc. on 12/10/02 from formation name of Shaw JSC, Inc.)]

Stone & Webster Mauritius Limited	Republic of Mauritius (09-09-2004) Private Company limited by shares. (Mauritius is a small island near Africa that has a treaty with India that eliminates the usual 40% tax imposed by India)	Stone & Webster International, Inc.	100%	c/o Kross Border Trust Services Limited St. Louis Business Centre Corner Desroches & St. Louis Street, Port Louis, Mauritius

Stone & Webster Massachusetts, Inc.	Massachusetts (08/30/2000)	Stone & Webster, Inc.	100%	100 Technology Center Dr. Stoughton, MA 02072

Stone & Webster Michigan, Inc.	Michigan (10/31/2000)	Stone & Webster, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Stone & Webster Purchasing, Inc. NOTE: Dormant. Not Operating.	Louisiana (08/14/2000)	Stone & Webster, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

Stone & Webster Process Technologies B.V. (Changed name on 05/07/2001, from formation name of Roces Holding B. V.)	Amsterdam, The Netherlands Private Limited Liability Company (07/22/2000)	Stone & Webster International B.V.	100% (200 shares; 100 EUR PV; 20,000 EUR Issued and Paid-Up Capital)	c/o Trust International Management (T.I.M.) B.V., Telestone 8 — Teleport Naritaweg 165 Amsterdam, Netherlands, or Postbus 7241, 1007 JE Amsterdam

Stone & Webster Process Technology, Inc. (Changed name on 03/30/01 to Stone & Webster Process Technology, Inc. from formation name of SWINC Acquisition Four, Inc.)	Louisiana (07/04/00) Formed under the name of SWINC Acquisition Four, Inc.	Stone & Webster Holding One, Inc. Stone & Webster Holding Two, Inc.	50% 50%	4171 Essen Lane Baton Rouge, Louisiana 70809 One Main Street, Suite 900 Cambridge, MA. 02142 Telephone: 617-494-7000 Fax: 617-494-7258

Stone & Webster Services, L.L.C. (Note: Non-Union Shop)	Louisiana (10/24/2001) Type of Entity: Louisiana limited liability company.	Stone & Webster, Inc. Sole Member	100%	4171 Essen Lane Baton Rouge, Louisiana 70809
Officers (Continued):
Arthur F. Fitzpatrick —
Assistant VP
Timothy J. Lynch —
Assistant VP
Wayne F. Richardson —
Assistant VP
Barry Singer —
Assistant VP
Timothy E. Swaty —
Assistant VP
Peter C. Talbot —
Assistant VP
Farouk F. Youssef —
Asst. VP
Gary P. Graphia - VP and Secretary
Elizabeth Sherman Cox —
Asst. Secretary
E. Kenneth Jenkins —
Assistant Secretary
[Rondal A. Walker — need to formally recognize removal as Asst. Secretary as of date of termination.]

Terravista Lakes, LLC	Texas (05/31/2006)	LandBank Properties, L.L.C.	1/3	1616 Voss, Suite 618 Houston, Texas 77057
		Aylesbury Ltd. (a Non-Shaw Texas LP)	1/3
		Meritage Homes of Texas Joint Venture Holding Company, L.L.C. (a Non-Shaw Texas LLC)	1/3

The LandBank Group, Inc. (Changed name on 05/21/2002 to The LandBank Group, Inc. from formation name of Shaw Landbank, Inc.)	Louisiana (04/22/2002) (Formed under the name Shaw Landbank, Inc.)	Shaw E & I Investment Holdings, Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809 9201East Dry Creek Road Centennial, CO 80112 (303) 763-8500 (303) 763-5700 (Fax)

The Shaw Group Inc.®

(Incorporated on 08/12/1987 as Shaw Industries, Inc., a Louisiana corporation.)

(Changed name on 10/18/93 to The Shaw Group Inc., a Louisiana corporation)

The Shaw Group Inc.® name is a federally registered trade mark with the U.S. PTO.
	Louisiana (08/12/1987)	Publicly Traded on the NYSE under the symbol “SGR” until 08/21/2009, then on 08/21/2009, NYSE symbol changed to SHAW. IPO 12/08/1993	4171 Essen Lane Baton Rouge, LA 70809 Phone: (225) 932-2500 (800) 747-3322

Each of the Shaw Orange Triangle Logo and the Orange Triangle Logo combined with the name Shaw are federally registered trademarks and require use of the ® symbol with each.

NOTE: THIS PAGE IS PAGE 1 OF 3 FOR THE SHAW GROUP INC.

The Shaw Group Inc.®

(Incorporated on 08/12/87 as Shaw Industries, Inc., a Louisiana corporation.)

(Changed name on 10/18/93 to The Shaw Group Inc., a Louisiana corporation)

The Shaw Group Inc.® name is a federally registered trade mark with the U.S. PTO.
	Louisiana (08/12/1987)	Publicly Traded on the NYSE under the symbol “SGR” until 08/21/2009, then on 08/21/2009, NYSE symbol changed to SHAW. IPO 12/08/1993

Each of the Shaw Orange Triangle Logo and the Orange Triangle Logo combined with the name Shaw are federally registered trademarks and require use of the ® symbol with each.

NOTE: THIS PAGE IS PAGE 2 OF 3 FOR THE SHAW GROUP INC.

The Shaw Group Inc.® (Incorporated on 08/12/87 as Shaw Industries, Inc., a Louisiana corporation.) (Changed name on 10/18/93 to The Shaw Group Inc., a Louisiana corporation)	Louisiana (08/12/1987)	Publicly Traded on the NYSE under the symbol “SGR” until 08/21/2009, then on 08/21/2009, NYSE symbol changed to SHAW.

The Shaw Group Inc.® name is a federally registered trade mark with the U.S. PTO.

Each of the Shaw Orange Triangle Logo and the Orange Triangle Logo combined with the name Shaw are federally registered trademarks and require use of the ® symbol with each.

NOTE: THIS PAGE IS PAGE 3 OF 3 FOR THE SHAW GROUP INC.

The Shaw Group Inc. Political Action Committee, Inc.	Louisiana	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, LA 70809

(Dormant. Not Operating.)

The Shaw Group International Inc.	Cayman Islands,	Shaw International, Inc.	100%	Register Agent:
B.W.I. Exempted Company with Limited Liability (12/01/1994)	c/o Coutts (Cayman) Limited Contact Persons: Pat
Randall and Andrew G. Leggatt
1446 West Bay Road
Post Office Box 707 GT
Grand Cayman,
British West Indies
Telephone: +1 345 945 4777
				Facsimile: +1 345 945 4799

The Shaw Group UK Pension Plan Limited	England & Wales	Shaw Group UK Limited	100%	Stores Road Derby, Derbyshire DE21 4BG

The Shaw Group UK 1997 Pension Scheme Limited	England & Wales Purpose: UK	Shaw Group UK Limited	100%	Stores Road Derby, Derbyshire DE21 4BG

The Shaw Group UK 2001 Pension Plan Limited (Incorporated under the name Castlegate 192 Limited. Changed name to The Shaw Group UK 2001 Pension Plan Limited on 07/23/01)	England and Wales (07/10/2001)	Shaw Group UK Limited	100%	Stores Road Derby, Derbyshire DE214BG

TIYA Group, LLC NOTE: Dormant / Not operating.	Louisiana (11/22/2005)	Shaw Environmental & Infrastructure, Inc. Keta Group, L.L.C.	49% 51%

Toshiba Nuclear Energy Holdings (UK) Limited	England ( /2006)	Nuclear Energy Holdings, L.L.C. (Del.) TSB Nuclear Energy Investment US Inc. (Del.) (Toshiba)	20% 67% (Toshiba sold 10% of its original 77% to National Atomic Company Kazatomprom on 10/01/2007	Westinghouse Electric Company 4350 Northern Pike Monroeville, Pa. 15146 Toshiba Corporation 1-1, Shibaura 1-Chome Minato-Ku Tokyo 105-8001, Japan

		National Atomic Company Kazatomprom (acquired 10% interest from Toshiba’s original 77% interest on 10/01/2007 Ishikawajima-Harima Heavy Industries Co., Ltd. (Japan) (IHI Corporation)	10% 3%

Toshiba Nuclear Energy Holdings (US) Inc.	Delaware ( /2006)	Nuclear Energy Holdings, L.L.C. (Del.)

TSB Nuclear Energy Investment US Inc. (Del.) (Toshiba)

National Atomic Company Kazatomprom (acquired 10% interest from Toshiba’s original 77% interest on 10/01/2007

		Ishikawajima-Harima Heavy Industries Co., Ltd. (Japan) (IHI Corporation)	20% 67% (Toshiba sold 10% of its original 77% to National Atomic Company Kazatomprom on 10/01/2007 10% 3%	Westinghouse Electric Company 4350 Northern Pike Monroeville, Pa. 15146 Toshiba Corporation 1-1, Shibaura 1-Chome Minato-Ku Tokyo 105-8001, Japan

United Conversion Services, LLC	Delaware 08/04/2009	Shaw Environmental & Infrastructure, Inc. Westinghouse Electric Company, LLC	53% 47%	4171 Essen Lane Baton Rouge, La. 70809

Westinghouse Electric Company / BNFL USA Group Inc.		Toshiba Nuclear Energy Holdings (US) Inc.	100%

NOTE: The official, registered name of this entity is: BNFL USA Group Inc. However it is often referred to as Westinghouse Electric so it is included in this schedule under both names.

(This is the Westinghouse Electric Company US subsidiary acquired in 10/2006. It is often referred to as Westinghouse Electric Company so it is also set forth below in this table under Westinghouse Electric Company / BNFL USA Group Inc.)

Westinghouse Electric UK Limited		Toshiba Nuclear Energy Holdings (UK) Inc.	100%

Whessoe Piping Systems Limited (Dormant. Not Operating.)	England & Wales	Shaw Group UK Limited	100%	Stores Road Derby, Derbyshire DE21 4BG*

Whippany Venture I, L.L.C.	Louisiana (04/22/2002) Purpose: An E&I related project level LLC.	LandBank Properties, L.L.C.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809

World Industrial Constructors, Inc. NOTE: DORMANT. NOT OPERATING.	U.S. Virgin Islands A St. Croix corporation	Shaw International, Inc. Merit Industrial Constructors, Inc.	50% 50%	#1 Estate Hope Christiansted, St. Croix U.S. Virgin Islands 00820

Worldwide Industrial Constructors Inc. NOTE: DORMANT. NOT OPERATING.	Louisiana	The Shaw Group Inc.	100%	4171 Essen Lane Baton Rouge, Louisiana 70809
Last Updated on September 22, 2009:

Schedule 5.23
SPECIFIC TERMS IN THIS SCHEDULE HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (* * *).
Bond Obligations
August 31, 2009

Bond Number	Obilgee	Bond Amount	Effective Date	Expiration Date
171490	***	***	12/3/2005	12/3/2006
171490	***	***	3/15/2006	12/3/2006
171494	***	***	1/26/2006	1/26/2007
171494	***	***	8/9/2006	12/30/2006
171494	***	***
171494	***	***	8/7/2007	12/30/2006
171496	***	***	1/30/2006	10/31/2009
275577	***	***	2/23/2007	5/1/2011
278367	***	***	10/1/2007	10/1/2008
278380	***	***	10/31/2008	10/31/2009
278383	***	***	11/1/2008	11/1/2009
278412	***	***	3/8/2009	3/8/2010
278417	***	***	4/6/2009	4/6/2010
278425	***	***	4/16/2009	4/16/2010
278449	***	***	8/2/2008	8/2/2009
280305	***	***	9/8/2008	9/8/2009
280329	***	***	1/7/2009	1/7/2010
278431	***	***	5/18/2004	5/18/2005
280338	***	***	12/31/2008	12/31/2009
280342	***	***	2/25/2009	2/25/2010
289574	***	***	8/29/2008	8/29/2009
295552	***	***	3/14/2006	3/14/2007
295567	***	***	9/13/2008	9/13/2009
295569	***	***	10/6/2006	10/6/2008
295569	***	***	7/23/2008	10/6/2008
295571	***	***	11/1/2006	8/1/2007
295571	***	***	11/1/2006	12/31/2009
295574	***	***	9/20/2006	9/20/2007
295578	***	***	3/23/2008	3/23/2009
295579	***	***	3/13/2007	3/13/2009
295580	***	***	3/28/2007	3/28/2008
295580	***	***	5/31/2007	12/31/2008
295591	***	***	8/16/2007	7/31/2008
295591	***	***	9/20/2007	7/31/2008
295592	***	***	8/22/2007	3/17/2009
295593	***	***	8/22/2007	11/22/2010
295594	***	***	8/14/2007	10/8/2008
295594	***	***	8/28/2008	1/31/2009
295598	***	***	9/30/2007	9/30/2008

Bond Number	Obilgee	Bond Amount	Effective Date	Expiration Date
295598	***	***	5/7/2008	3/31/2009
295599	***	***	9/30/2007	8/29/2008
295599	***	***	6/6/2008	3/18/2009
295600	***	***	9/29/2007	9/30/2008
879502	***	***	8/27/2007	8/27/2008
879502	***	***	5/5/2008	2/28/2009
879502	***	***	10/3/2008	2/28/2009
879502	***	***	10/16/2008	11/24/2009
ESD7310850	***	***	9/30/2006	12/16/2009
ESD7310850	***	***	3/30/2009	12/16/2009
ESD7310851	***	***	8/15/2008	8/15/2009
ESD7318213	***	***	4/15/2009	4/15/2010
ESD7316908	***	***	3/22/2006	3/22/2007
ESD7317126	***	***	8/31/2006	8/31/2007
ESD7317148	***	***	8/11/2006	8/11/2007
ESD7317746	***	***	9/14/2007	2/1/2008
ESD7317746	***	***	9/14/2007	1/21/2009
ESD7317746	***	***	4/16/2009	9/14/2009
ESD7317772	***	***	10/1/2007	3/31/2008
ESD7317772	***	***	8/27/2008	1/30/2009
ESD7318225	***	***	9/1/2009	2/27/2010
879503	***	***	6/21/2007	10/21/2007
879503	***	***	11/21/2007	10/12/2007
287867	***	***	12/6/2007	3/18/2009
879504	***	***	2/7/2008	12/11/2008
879505	***	***	6/27/2007	6/27/2008
171478	***	***	9/21/2005	9/20/2007
171478	***	***	9/11/2007	9/20/2007
879507	***	***	3/21/2008	9/5/2008
879507	***	***	7/14/2008	3/31/2009
879508	***	***	10/12/2007	10/11/2008
879508	***	***	4/30/2008	10/11/2008
879508	***	***	8/13/2008	10/11/2008
879506	***	***	7/11/2007	7/11/2010
287872	***	***	3/10/2008	7/1/2011
879510	***	***	4/28/2008	4/28/2009
879510	***	***	9/25/2008	4/30/2009
879511	***	***	4/29/2008	6/27/2008
ESD7318023	***	***	5/16/2008	11/3/2008
ESD7317997	***	***	6/10/2008	2/13/2009
ESD7317997	***	***	11/3/2008	2/13/2009
ESD7317997	***	***	6/22/2009	6/10/2010
879513	***	***	7/11/2008	9/25/2009
879514	***	***	7/11/2008	6/9/2009
ESD7318228	***	***	8/27/2008	11/30/2008
ESD7318228	***	***	10/22/2008	1/30/2009
ESD7318228	***	***	11/19/2008	1/30/2009
ESD7318229	***	***	8/27/2008	8/15/2009
879516	***	***	9/9/2008	12/1/2008
879516	***	***	9/9/2008	12/1/2008
879516	***	***	9/9/2008	12/1/2008
ESD7318396	***	***	9/16/2008	2/16/2009

Bond Number	Obilgee	Bond Amount	Effective Date	Expiration Date
879517	***	***	9/18/2008	9/4/2009
879519	***	***	9/20/2007	9/20/2009
879522	***	***	10/13/2008	8/18/2009
879522	***	***	5/12/2009	8/31/2009
879520	***	***	10/13/2008	5/15/2009
879521	***	***	10/13/2008	9/30/2009
879523	***	***	10/23/2008	2/27/2009
879524	***	***	10/31/2008	10/31/2009
879525	***	***	12/11/2008	12/11/2009
879526	***	***	3/13/2009	6/15/2009
879527	***	***	3/24/2009	12/4/2009
ESD7318718	***	***	12/5/2008	4/8/2011
879530	***	***	4/24/2009	3/31/2010
879528	***	***	3/30/2009	9/30/2009
879529	***	***	3/31/2009	9/29/2009
ESD7318825	***	***	5/6/2009	7/31/2011
ESD7318834	***	***	5/21/2009	12/31/2009
ESD7319075	***	***	8/19/2009	3/1/2011
1017605	***	***	5/2/2009	5/2/2010
1019224	***	***	9/29/2006	9/30/2009
1019224	***	***	7/13/2007	9/30/2009
1019501	***	***	1/31/2007	1/31/2012
1019501	***	***	1/31/2007	1/31/2012
1021315	***	***	3/28/2007	5/28/2009
1021456	***	***	6/6/2007	8/17/2008
1021456	***	***	6/6/2007	8/17/2008
1021456	***	***	6/6/2007	8/17/2008
1021456	***	***	6/6/2007	8/17/2008
1021456	***	***	6/19/2007	6/18/2012
1021458	***	***	6/6/2007	8/17/2008
1021458	***	***	6/6/2007	8/17/2008
1021458	***	***	6/6/2007	8/17/2008
1021585	***	***	10/8/2007	10/8/2009
1023075	***	***	9/10/2007	9/10/2009
1023099	***	***	10/10/2007	10/10/2008
1023210	***	***	9/27/2007	5/1/2009
5017725	***	***	9/27/2007	4/30/2008
5017725	***	***	9/21/2007	12/31/2008
5017725	***	***	1/21/2009	6/22/2009
1023308	***	***	11/1/2007	6/6/2008
1023325	***	***	10/4/2007	10/11/2008
1023325	***	***	10/4/2007	11/10/2008
1023325	***	***	10/4/2007	11/30/2008
1023325	***	***	10/4/2007	11/30/2008
1023325	***	***	10/4/2007	11/30/2008
5017739	***	***	11/12/2007	11/16/2010
1024563	***	***	1/8/2008	2/25/2008
1024556	***	***	3/20/2008	10/13/2008
1024556	***	***	3/20/2008	10/13/2008
1024556	***	***	3/20/2008	10/13/2008
1024556	***	***	3/20/2008	1/7/2009
1024676	***	***	4/8/2008	3/26/2009

Bond Number	Obilgee	Bond Amount	Effective Date	Expiration Date
1024678	***	***	4/9/2008	5/30/2008
1024675	***	***	4/10/2008	7/31/2008
1024689	***	***	4/24/2008	8/29/2008
1024776	***	***	5/7/2008	12/31/2008
1024776	***	***	12/31/2008	12/31/2009
5017796	***	***	6/9/2008	7/1/2010
1026863	***	***	7/7/2008	9/30/2008
1027046	***	***	8/20/2008	11/28/2008
1027079	***	***	9/19/2008	1/28/2009
1033622	***	***	11/26/2008	12/31/2009
5011875	***	***	10/27/2006	10/27/2007
1033883	***	***	3/27/2009	3/27/2010
1017623	***	***	5/17/2006	5/17/2007
1021166	***	***	2/26/2007	12/31/2007
1017627	***	***	6/5/2006	6/5/2007
1017627	***	***	5/10/2007	6/5/2007
1033991	***	***	5/11/2009	11/30/2010
1036582	***	***	6/12/2009	12/14/2010
1036598	***	***	7/2/2009	9/18/2009
1036721	***	***	7/21/2009	12/29/2009
1036864	***	***	8/21/2009	8/21/2011
K0747765A	***	***	11/7/2006	11/7/2010
K07177161	***	***	9/1/2006	9/1/2010
K07477387	***	***	10/25/2007	10/25/2009
K07176612	***	***	11/26/2008	11/26/2009
K07176776	***	***	11/27/2008	11/26/2009
K07176594	***	***	11/22/2008	11/22/2009
K07477296	***	***	11/16/2008	11/16/2009
K07477466	***	***	11/9/2008	11/9/2009
K0717651A	***	***	11/2/2008	11/2/2009
K07177264	***	***	11/2/2008	11/2/2009
K07176697	***	***	11/1/2008	11/1/2009
K07177227	***	***	10/25/2008	10/25/2009
K07477971	***	***	10/1/2008	10/1/2009
K07478057	***	***	10/1/2008	10/1/2009
K07177100	***	***	9/6/2008	9/6/2009
K0747801A	***	***	9/6/2008	9/6/2009
K07477934	***	***	8/13/2008	8/13/2009
K07177136	***	***	7/27/2009	7/27/2009
K07177173	***	***	6/30/2008	6/30/2009
K07176880	***	***	6/27/2008	6/27/2009
K07176508	***	***	6/24/2009	6/24/2010
K07177252	***	***	6/24/2009	6/24/2010
K07176843	***	***	6/23/2009	6/23/2010
K07176788	***	***	6/9/2009	6/9/2010
K07176892	***	***	5/25/2009	5/25/2010
K07176624	***	***	5/15/2009	5/15/2010
K07176661	***	***	5/15/2009	5/15/2010
K07176727	***	***	4/27/2009	4/27/2010
K07176648	***	***	4/26/2009	4/26/2010
K07176685	***	***	4/26/2009	4/26/2010
K07176600	***	***	4/19/2009	4/19/2010

Bond Number	Obilgee	Bond Amount	Effective Date	Expiration Date
K07176533	***	***	4/5/2009	4/5/2009
K07177239	***	***	3/23/2008	3/23/2009
K07176909	***	***	3/15/2009	3/15/2010
K07176582	***	***	3/11/2009	3/11/2010
K07176867	***	***	2/28/2009	2/28/2010
K07176983	***	***	2/28/2009	2/28/2010
K07177021	***	***	2/28/2009	2/28/2010
K07177070	***	***	2/23/2009	3/23/2010
K07477533	***	***	2/12/2009	2/12/2010
K07477417	***	***	1/24/2009	1/24/2010
K07477454	***	***	1/24/2009	1/24/2010
K07176703	***	***	1/24/2009	1/24/2010
K07176910	***	***	1/19/2009	1/19/2010
K07176569	***	***	1/1/2009	1/1/2010
K07176636	***	***	1/1/2009	1/1/2010
K07176673	***	***	1/1/2009	1/1/2010
K07176752	***	***	12/29/2008	12/29/2009
K07477545	***	***	12/11/2008	12/11/2009
K07477703	***	***	12/19/2008	12/19/2009
K07477740	***	***	12/20/2008	12/20/2009
K08022823	***	***	3/14/2009	3/14/2009
K08022835	***	***	3/27/2009	3/27/2010
K08022847	***	***	3/27/2009	3/27/2010
K08022902	***	***	5/21/2009	5/21/2010
K0802294A	***	***	7/30/2009	7/30/2010
K08022938	***	***	7/28/2009	7/28/2010
K08022951	***	***	8/5/2008	8/5/2009
K08022987	***	***	8/5/2008	8/5/2009
K08023001	***	***	8/22/2008	8/22/2009
K08023013	***	***	9/11/2008	9/11/2009
080829007	***	***	9/25/2008	9/25/2009
K08023050	***	***	11/17/2008	11/17/2009
K08023074	***	***	12/11/2008	12/11/2009
K08023086	***	***	12/17/2008	12/17/2009
K08023104	***	***	1/12/2009	1/12/2010
K08023116	***	***	1/15/2009	1/15/2010
K08023153	***	***	2/4/2009	2/4/2010
K08023141	***	***	2/11/2009	2/11/2010
K08023177	***	***	2/13/2009	2/13/2010
K08023219	***	***	3/24/2009	3/24/2010
K08023220	***	***	4/2/2009	4/2/2010
K08023232	***	***	4/23/2009	4/23/2010
K08023244	***	***	4/23/2009	4/23/2010
K08023256	***	***	4/23/2009	4/23/2010
K0802330A	***	***	7/8/2009	7/8/2010
K08023347	***	***	7/30/2009	7/30/2010
K08023323	***	***	7/30/2009	7/30/2010
K08023335	***	***	7/30/2009	7/30/2010
K08023396	***	***	8/18/2009	8/18/2010
K08023372	***	***	8/13/2009	8/13/2010
16018724	***	***	10/8/2003	10/8/2004
16028491	***	***	11/18/2003	11/18/2004

Bond Number	Obilgee	Bond Amount	Effective Date	Expiration Date
16028499	***	***	1/15/2004	1/15/2005

Schedule 6.28
SPECIFIC TERMS IN THIS SCHEDULE HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (* * *).
Schedule 6.28(a)
Account Control Agreements
Bank Account Lists
(with balances > $250,000)

Account Title	Bank Name	Account Number
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Account Title	Bank Name	Account Number
***	***	***
***	***	***
Schedule 6.28(b)
Landlord Agreements

Subsidiary	Inventory Location
Shaw NAPTECH, Inc.	200 through 220 East 700 South	Clearfield	UT
Shaw Alloy Piping Products, Inc	475 Jersey Avenue	New Brunswick	NJ
Shaw Alloy Piping Products, Inc	2555 Lantrac Court	Decatur	GA
Shaw Alloy Piping Products, Inc	7330 Neuhaus Street	Houston	TX
American Plastic Pipe and Supply, L.L.C.	725 South Friendship Drive	New Concord	OH
Schedule 6.28(c)
Schedule Supplements
Supplement to Schedule 5.8 providing the information required by Section 6.28(d) of the Credit Agreement.

Schedule 6.31
California
1.	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 21, 2005 and recorded on July 29, 2005 as Document Number 200500114938 with the Office of the County Recorder in Solano County of the State of California, as amended by that certain Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated October 28, 2005 and recorded on November 3, 2005 as Document Number 200500170623 with the Office of the County Recorder in Solano County of the State of California, as further amended by that certain Second Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 7, 2006 as Document Number 200600043491 with the Office of the County Recorder in Solano County of the State of California, as further amended by that certain Third Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 21, 2006 as Document Number 200600148061 with the Office of the County Recorder in Solano County of the State of California, as further amended by that certain Fourth Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on July 22, 2009 as Document Number 200900062332 with the Office of the County Recorder in Solano County of the State of California, and as may further be amended.
Louisiana
2.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 20, 2005 and recorded on July 26, 2005 as Instrument Number 00612260 with the Office of the Clerk of Court in Ascension Parish of the State of Louisiana, as amended by that certain Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of October 28, 2005 and recorded on November 4, 2005 as Instrument Number 00620972 with the Office of the Clerk of Court in Ascension Parish of the State of Louisiana, as further amended by that certain Second Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of April 3, 2006 and recorded on April 5, 2006 as Instrument Number 00632957 with the Office of the Clerk of Court in Ascension Parish of the State of Louisiana, as further amended by that certain Third Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of November 9, 2006 and recorded on November 21, 2006 as Instrument Number 00654375 with the Office of the Clerk of Court in Ascension Parish of the State of Louisiana, as further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on July 22, 2009 as

Instrument Number 00728483 with the Office of the Clerk of Court in Ascension Parish of the State of Louisiana, and as may further be amended.

3.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 20, 2005 and recorded on July 27, 2005 as Document Number 841228 with the Office of the Clerk of Court in Bossier Parish of the State of Louisiana, as amended by that certain Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of October 28, 2005 and recorded on November 7, 2005 as Document Number 849882 with the Office of the Clerk of Court in Bossier Parish of the State of Louisiana, as further amended by that certain Second Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 11, 2006 as Document Number 862443 in Volume 1582 with the Office of the Clerk of Court in Bossier Parish of the State of Louisiana, as further amended by that certain Third Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 20, 2006 as Document Number 882591 with the Office of the Clerk of Court in Bossier Parish of the State of Louisiana, as further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on July 23, 2009 as Document Number 971149 with the Office of the Clerk of Court in Bossier Parish of the State of Louisiana, and as may further be amended.

4.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 20, 2005 and recorded on July 27, 2005 as Document Number 1990078 with the Office of the Clerk of Court in Caddo Parish of the State of Louisiana, as said Original Mortgage was amended by that certain Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of October 28, 2005 and recorded on November 7, 2005 as Document Number 2006848 with the Office of the Clerk of Court in Caddo Parish of the State of Louisiana, as further amended by that certain Second Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 11, 2006 as Document Number 2029112with the Office of the Clerk of Court in Caddo Parish of the State of Louisiana, as further amended by that certain Third Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 20, 2006 as Document Number 2067881 with the Office of the Clerk of Court in Caddo Parish of the State of Louisiana, as further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on July 22, 2009 as Document Number 2240681 with the Office of the Clerk of Court in Caddo Parish of the State of Louisiana, and as may further be amended.

5.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 20, 2005 and recorded on July 26, 2005 in Book 1078, Page 738 with the Office of the Clerk of Court in Iberia Parish of the State of Louisiana, as said Original Mortgage was amended by that certain Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 28, 2005 and recorded on November 2, 2005 in Book 1095, Page 725 with the Office of the Clerk of Court in Iberia Parish of the State of Louisiana, as further amended by that certain Second Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 6, 2006 in Book 1121, Page 438 with the Office of the Clerk of Court in Iberia Parish of the State of Louisiana, as further amended by that certain Third Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 20, 2006 in Book 1165, Page 754 with the Office of the Clerk of Court in Iberia Parish of the State of Louisiana, as further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on July 22, 2009 in Book 1331, Page 448 with the Office of the Clerk of Court in Iberia Parish of the State of Louisiana, and as may further be amended.

6.	Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 20, 2005 and recorded on October 24, 2005 in Book 1094, Page 170, with the Office of the Clerk of Court in Iberia Parish of the State of Louisiana, as amended by that certain Amendment of Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 28, 2005 and recorded on November 2, 2005 in Book 1095, Page 717 with the Office of the Clerk of Court in Iberia Parish of the State of Louisiana, as further amended by that certain Second Amendment of Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 6, 2006 in Book 1121, Page 398 with the Office of the Clerk of Court in Iberia Parish of the State of Louisiana, as further amended by that certain Third Amendment of Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 20, 2006 in Book 1165, Page 743 with the Office of the Clerk of Court in Iberia Parish of the State of Louisiana, as further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on July 22, 2009 in Book 1435, Page 383 with the Office of the Clerk of Court in Iberia Parish of the State of Louisiana, and as may further be amended.

7.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 20, 2005 and recorded on July 27, 2005 in Book 1191, Page 1 with the Office of the Clerk of Court in Livingston Parish of the State of Louisiana, as amended by that certain Amendment of Mortgage, Assignment of Rents,

Security Agreement and Fixture Filing dated as of October 28, 2005 and recorded on November 4, 2005 in Book 1227, Page 321 with the Office of the Clerk of Court in Livingston Parish of the State of Louisiana, as further amended by that certain Second Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 5, 2006 in Book 1276, Page 469 with the Office of the Clerk of Court in Livingston Parish of the State of Louisiana, as further amended by that certain Third Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 21, 2006 in Book 1365, Page 505 with the Office of the Clerk of Court in Livingston Parish of the State of Louisiana, as further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on July 22, 2009 in Book 1693, Page 883 with the Office of the Clerk of Court in Livingston Parish of the State of Louisiana, and as may further be amended.

8.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 20, 2005 and recorded on July 27, 2005 in Book 2356, Page 175 with the Office of the Clerk of Court in Ouachita Parish of the State of Louisiana, as amended by that certain Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of October 28, 2005 and recorded on November 4, 2005 in Book 2391, Page 368 with the Office of the Clerk of Court in Ouachita Parish of the State of Louisiana, as amended by that certain Second Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 18, 2006 in Book 2440, Page 275 with the Office of the Clerk of Court in Ouachita Parish of the State of Louisiana, as further amended by that certain Third Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 17, 2006 in Book 2512, Page 1 with the Office of the Clerk of Court in Ouachita Parish of the State of Louisiana, as said Third Amended Mortgage was further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on July 22, 2009 in Book 2790, Page 858 with the Office of the Clerk of Court in Ouachita Parish of the State of Louisiana, and as may further be amended.

9.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 20, 2005 and recorded on July 27, 2005 in Book 2356, Page 203 with the Office of the Clerk of Court in Ouachita Parish of the State of Louisiana, as amended by that certain Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of October 28, 2005 and recorded on November 4, 2005 in Book 2391, Page 375 with the Office of the Clerk of Court in Ouachita Parish of the State of Louisiana, as further amended by that certain Second Amendment of Mortgage, Assignment of

Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 18, 2006 in Book 2440, Page 285 with the Office of the Clerk of Court in Ouachita Parish of the State of Louisiana, as further amended by that certain Third Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 17, 2006 in Book 2511, Page 919 with the Office of the Clerk of Court in Ouachita Parish of the State of Louisiana, as further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on July 22, 2009 in Book 2790, Page 868 with the Office of the Clerk of Court in Ouachita Parish of the State of Louisiana, and as may further be amended.

10.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 20, 2005 and recorded on July 27, 2005 in Book 638, Entry Number 2 of the Mortgage Records with the Office of the Clerk of Court in West Baton Rouge Parish of the State of Louisiana, as amended by that certain Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of October 28, 2005 and recorded on November 2, 2005 in Book 643, Entry Number 119 of the Mortgage Records with the Office of the Clerk of Court in West Baton Rouge Parish of the State of Louisiana, as further amended by that certain Second Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 6, 2006 in Book 653, Entry Number 22 of the Mortgage Records with the Office of the Clerk of Court in West Baton Rouge Parish of the State of Louisiana, as further amended by that certain Third Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 20, 2006 in Book 667, Entry Number 89 of the Mortgage Records with the Office of the Clerk of Court in West Baton Rouge Parish of the State of Louisiana, as further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on July 21, 2009 in Book 721, Entry Number 144 of the Mortgage Records with the Office of the Clerk of Court in West Baton Rouge Parish of the State of Louisiana, and as may further be amended.
New Jersey
11.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 21, 2005 and recorded on August 26, 2005 in Mortgage Book 10874, Page 434 with the Office of the County Recorder in Middlesex County of the State of New Jersey, as amended by that certain Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 28, 2005 and recorded on November 21, 2005 in Book 123, Page 265 with the Office of the County Recorder in Middlesex County of the State of New Jersey, as further amended by that certain Second Amendment of

Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 17, 2006 in Book 11482, Page 493 with the Office of the County Recorder in Middlesex County of the State of New Jersey, as further amended by that certain Third Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on December 7, 2006 in Book 12018, Page 62 with the Office of the County Recorder in Middlesex County of the State of New Jersey, as further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on August 11, 2009 in Book 156, Page 862 with the Office of the County Recorder in Middlesex County of the State of New Jersey, and as may further be amended.
Oklahoma
12.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 21, 2005 and recorded on August 8, 2005 in Book 604, Page 141 with the Office of the County Recorder in Pawnee County of the State of Oklahoma, as amended by that certain Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 28, 2005 and recorded on November 3, 2005 in Book 608, Page 31 with the Office of the County Recorder in Pawnee County of the State of Oklahoma, as further amended by that certain Second Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 13, 2006 in Book 614, Page 122 with the Office of the County Recorder in Pawnee County of the State of Oklahoma, as further amended by that certain Third Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 30, 2006 in Book 622, Page 749 with the Office of the County Recorder in Pawnee County of the State of Oklahoma, as further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on August 12, 2009 in Book 657, Page 741 with the Office of the County Recorder in Pawnee County of the State of Oklahoma, and as may further be amended.

13.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 21, 2005 and recorded on August 4, 2005 as Document Number 2005091451 with the Office of the County Recorder in Tulsa County of the State of Oklahoma, as amended by that certain Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 28, 2005 and recorded on November 2, 2005 as Document Number 2005131403 with the Office of the County Recorder in Tulsa County of the State of Oklahoma, as further amended by that certain Second Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 11, 2006 as Document Number

2006040498 with the Office of the County Recorder in Tulsa County of the State of Oklahoma, as further amended by that certain Third Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 28, 2006 as Document No. 2006136237 with the Office of the County Recorder in Tulsa County of the State of Oklahoma, as further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on August 7, 2009 as Document No. 2009082909 with the Office of the County Recorder in Tulsa County of the State of Oklahoma, and as may further be amended.
South Carolina
14.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 21, 2005 and recorded on July 27, 2005 in Book 1471, Page 1 with the Office of the Clerk of Court in Laurens County of the State of South Carolina, as amended by that certain Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 28, 2005 and recorded on November 2, 2005 in Book 1502, Page 68 with the Office of the Clerk of Court in Laurens County of the State of South Carolina, as further amended by that certain Second Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 10, 2006 in Book 1547, Page 151 with the Office of the Clerk of Court in Laurens County of the State of South Carolina, as further amended by that certain Third Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 16, 2006 in Book 1614, Page 252 with the Office of the Clerk of Court in Laurens County of the State of South Carolina, as further amended by that certain Fourth Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on July 23, 2009 in Book 1858, Page 223 with the Office of the Clerk of Court in Laurens County of the State of South Carolina, and as may further be amended.
Texas
15.	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 21, 2005 and recorded on July 29, 2005 as File Number Y651316 with the Office of the County Recorder in Harris County of the State of Texas, as amended by that certain Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated October 28, 2005 and recorded on November 2, 2005 as File Number Y870923 with the Office of the County Recorder in Harris County of the State of Texas, as further amended by that certain Second Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated April 3, 2006 and recorded on April 7, 2006 as File Number Z213782 with the Office of the County Recorder in Harris County of the State of Texas, as further amended by that certain Third Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated November 9, 2006 and recorded on November 29, 2006 as File Number 20060226035 with the Office of the County Recorder in Harris County of the State of Texas, as further amended by that certain Fourth Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated October 15, 2008 and recorded on July 23, 2009 as File Number 20090328470 with the Office of the County Recorder in Harris County of the State of Texas, and as may further be amended.